                                                                   EXHIBIT 10.21



                                                               EXECUTION VERSION

================================================================================

                     J.P. MORGAN MORTGAGE ACQUISITION CORP.,


                                    Purchaser


                                       and

                           National City Mortgage Co.,


                                     Company






             -------------------------------------------------------

             FLOW MASTER SELLER'S WARRANTIES AND SERVICING AGREEMENT

                                   Dated as of
                                February 24, 2004

             -------------------------------------------------------




================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----


                                                     ARTICLE I

                                                    DEFINITIONS


                                                    ARTICLE II

                            CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
                                     BOOKS AND RECORDS; DELIVERY OF DOCUMENTS

Section 2.01          Conveyance of Mortgage Loans; Possession of Mortgage Files; Maintenance of
                      Servicing Files...........................................................................17
Section 2.02          Purchase Price............................................................................17
Section 2.03          Books and Records; Transfers of Mortgage Loans............................................18
Section 2.04          Delivery of Documents.....................................................................19
Section 2.05          Closing Documents.........................................................................20

                                                    ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES;
                                                REMEDIES AND BREACH

Section 3.01          Company Representations and Warranties....................................................21
Section 3.02          Representations and Warranties Regarding Individual Mortgage Loans........................24
Section 3.03          Remedies for Breach of Representations and Warranties.....................................38
Section 3.04          Review of Mortgage Loans..................................................................40
Section 3.05          Purchase Price Protection.................................................................41

                                                    ARTICLE IV

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01          Company to Act as Servicer................................................................41
Section 4.02          Liquidation of Mortgage Loans.............................................................43
Section 4.03          Collection of Mortgage Loan Payments......................................................44
Section 4.04          Establishment of and Deposits to Custodial Account........................................44
Section 4.05          Permitted Withdrawals From Custodial Account..............................................46
Section 4.06          Establishment of and Deposits to Escrow Account...........................................47
Section 4.07          Permitted Withdrawals From Escrow Account.................................................48
Section 4.08          Payment of Taxes, Insurance and Other Charges.............................................49
Section 4.09          Protection of Accounts....................................................................49
Section 4.10          Maintenance of Hazard Insurance...........................................................50

Section 4.11          Maintenance of Mortgage Impairment Insurance..............................................51
Section 4.12          Maintenance of Fidelity Bond and Errors and Omissions Insurance...........................52
Section 4.13          Inspections...............................................................................52
Section 4.14          Restoration of Mortgaged Property.........................................................53
Section 4.15          Maintenance of PMI and LPMI Policy; Claims................................................53
Section 4.16          Title, Management and Disposition of REO Property.........................................55
Section 4.17          Real Estate Owned Reports.................................................................56
Section 4.18          Liquidation Reports.......................................................................56
Section 4.19          Reports of Foreclosures and Abandonments of Mortgaged Property............................56
Section 4.20          Notification of Adjustments...............................................................57
Section 4.21          Appointment and Designation of Master Servicer............................................57

                                                     ARTICLE V

                                               PAYMENTS TO PURCHASER

Section 5.01          Remittances...............................................................................57
Section 5.02          Statements to Purchaser...................................................................58
Section 5.03          Monthly Advances by Company...............................................................58

                                                    ARTICLE VI

                                           GENERAL SERVICING PROCEDURES

Section 6.01          Transfers of Mortgaged Property...........................................................58
Section 6.02          Satisfaction of Mortgages and Release of Mortgage Files...................................59
Section 6.03          Servicing Compensation....................................................................60
Section 6.04          Annual Statement as to Compliance.........................................................60
Section 6.05          Annual Independent Certified Public; Accountants' Servicing Report........................61
Section 6.06          Purchaser's Right to Examine Company Records..............................................62

                                                    ARTICLE VII

                                      AGENCY TRANSFER; PASS-THROUGH TRANSFER

Section 7.01          Removal of Mortgage Loans from Inclusion Under this Agreement Upon an Agency
                      Transfer, Whole-Loan Transfer or a Pass-Through Transfer on One or More
                      Reconstitution Dates......................................................................62
Section 7.02          Purchaser's Repurchase and Indemnification Obligations....................................64

                                                   ARTICLE VIII

                                               COMPANY TO COOPERATE

Section 8.01          Provision of Information..................................................................65
Section 8.02          Financial Statements; Servicing Facility..................................................65

                                                    ARTICLE IX

                                                    THE COMPANY

Section 9.01          Indemnification; Third Party Claims.......................................................66
Section 9.02          Merger or Consolidation of the Company....................................................67
Section 9.03          Limitation on Liability of Company and Others.............................................67
Section 9.04          Limitation on Resignation and Assignment by Company.......................................68

                                                     ARTICLE X

                                                      DEFAULT

Section 10.01         Events of Default.........................................................................68
Section 10.02         Waiver of Defaults........................................................................70

                                                    ARTICLE XI

                                                    TERMINATION

Section 11.01         Termination...............................................................................70
Section 11.02         Termination Without Cause.................................................................70

                                                    ARTICLE XII

                                             MISCELLANEOUS PROVISIONS

Section 12.01         Successor to Company......................................................................71
Section 12.02         Amendment.................................................................................72
Section 12.03         Governing Law.............................................................................72
Section 12.04         Duration of Agreement.....................................................................72
Section 12.05         Notices...................................................................................72
Section 12.06         Severability of Provisions................................................................73
Section 12.07         Relationship of Parties...................................................................73
Section 12.08         Execution; Successors and Assigns.........................................................73
Section 12.09         Recordation of Assignments of Mortgage....................................................74
Section 12.10         Assignment by Purchaser...................................................................74
Section 12.11         Intention of the Parties..................................................................74
Section 12.12         Waivers...................................................................................74
Section 12.13         Exhibits..................................................................................75
Section 12.14         General Interpretive Principles...........................................................75
Section 12.15         Reproduction of Documents.................................................................75
Section 12.16         Confidentiality...........................................................................75
Section 12.17         Entire Agreement..........................................................................76
Section 12.18         Further Agreements........................................................................76
Section 12.19         Non-Solicitation..........................................................................76
Section 12.20         Waiver of Trial by Jury...................................................................77
Section 12.21         Acknowledgement of Anti-Predatory Lending Policies........................................77

                                    EXHIBITS


EXHIBIT A                  MORTGAGE LOAN SCHEDULE

EXHIBIT B                  CONTENTS OF EACH MORTGAGE FILE

EXHIBIT C                  MORTGAGE LOAN DOCUMENTS

EXHIBIT D-1                FORM OF CUSTODIAL ACCOUNT
                           CERTIFICATION

EXHIBIT D-2                FORM OF CUSTODIAL ACCOUNT
                           LETTER AGREEMENT

EXHIBIT E-1                FORM OF ESCROW ACCOUNT CERTIFICATION

EXHIBIT E-2                FORM OF ESCROW ACCOUNT
                           LETTER AGREEMENT

EXHIBIT F                  FORM OF MONTHLY REMITTANCE ADVICE

EXHIBIT G                  RESERVED

EXHIBIT H                  UNDERWRITING GUIDELINES

EXHIBIT I                  COMPANY'S OFFICER'S CERTIFICATE

EXHIBIT J                  FORM OF OPINION OF COUNSEL TO THE COMPANY

EXHIBIT K                  SECURITY RELEASE CERTIFICATION

EXHIBIT L                  ASSIGNMENT AND CONVEYANCE

EXHIBIT M                  FORM OF ANNUAL CERTIFICATION

EXHIBIT N                  DATA FIELD REQUIREMENTS

EXHIBIT O                  CALCULATION OF REALIZED LOSS

                  This is a Flow Master Seller's Warranties and Servicing Agreement for residential mortgage loans (collectively, the "Mortgage Loans"), dated and effective as of February 24, 2004, and is executed between J.P. Morgan Mortgage Acquisition Corp. (the "Purchaser"), and National City Mortgage Co., as seller and servicer (the "Company").


                                   WITNESSETH:


                  WHEREAS, the Purchaser may agree to purchase, from time to time, from the Company and the Company may desire to sell from time to time, to the Purchaser the mortgage loans (the "Mortgage Loans");


                  WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the applicable Mortgage Loan Schedule, annexed hereto as Exhibit A;


                  WHEREAS, the Purchaser and the Company desire to establish a flow program whereby the Company will originate or otherwise acquire Mortgage Loans which meet the applicable provisions of the Underwriting Guidelines, and the Purchaser will, from time to time, purchase such Mortgage Loans from the Company, subject to the terms and conditions set forth herein and in the related Trade Confirmation:


                  WHEREAS, the Purchaser and the Company wish to prescribe the manner of the purchase of the Mortgage Loans and the management, servicing and control of the Mortgage Loans;


                  WHEREAS, following its purchase of the Mortgage Loans from the Company, the Purchaser may sell some or all of the Mortgage Loans to one or more purchasers as a whole loan transfer, agency transfer or a public or private, rated or unrated mortgage pass-through transaction.


                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  Assignment of Lease Agreement: The specific agreement creating a first lien on and pledge of the Co-op Shares and the appurtenant Proprietary Lease securing a Co-op Loan.

                  Accepted Servicing Practices: With respect to any Mortgage Loan, those customary mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

                  Adjustable Rate Mortgage Loan: A Mortgage Loan purchased pursuant to this Agreement the Mortgage Interest Rate of which is adjusted from time to time in accordance with the terms of the related Mortgage Note.

                  Adjustment Date: With respect to any Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the Mortgage Loan is adjusted in accordance with the terms of the Mortgagee Note.

                  Agency Transfer: The sale or transfer by Purchaser of some or all of the Mortgage Loans to Fannie Mae under its Cash Purchase Program or its MBS Swap Program (Special Servicing Option) or to Freddie Mac under its Freddie Mac Cash Program or Gold PC Program, retaining the Company as "servicer thereunder."

                  Agreement: This Flow Master Seller's Warranties and Servicing Agreement and all exhibits, schedules and amendments hereof and supplements hereto.

                  ALTA: The American Land Title Association or any successor thereto.

                  Ancillary Income: All fees derived from the Mortgage Loans, other than Servicing Fees and prepayment fees, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

                  Appraised Value: With respect to any Mortgage Loan, the lesser of (i) the value set forth on the appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgage Property, or (ii) the purchase price paid for the Mortgage Property, provided, however, in the case of a refinanced Mortgage Loan, such value shall be based solely on the appraisal made in connection with the refinance of such Mortgage Loan.

                  Appropriate Federal Banking Agency: Appropriate Federal Banking Agency shall have the meaning ascribed to it by Section 1813(q) of Title 12 of the United States Code, as amended from time to time.

                  Approved Flood Policy Insurer: An insurer that meets the guidelines of the Federal Insurance Administration.

                  Approved Tax Service Contract Provider: Any of the following providers: First America, Trans America, Lereta, Fidelity or National City Mortgage Co.

                  Assignment of Proprietary Lease: With respect to a Co-op Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Co-op Unit is located to reflect the assignment of such Proprietary Lease.

                  Assignment of Mortgage: An individual assignment of Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser or its designated assignee.

                  Assignment of Recognition Agreement: With respect to a Co-op Loan, an assignment of the Recognition Agreement sufficient under the laws of the jurisdiction wherein the related Co-op Unit is located to reflect the assignment of such Recognition Agreement.

                  BIF: The Bank Insurance Fund, or any successor thereto.

                  BPO: A broker's price opinion with respect to a Mortgaged Property.

                  Business Day: Any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to be closed.

                  Closing Date: With respect to each Mortgage Loan Package, the date or dates set forth on the related Trade Confirmation on which the Purchaser shall purchase, and the Company sell, the Mortgage Loans listed on the related Mortgage Loan Schedule.

                  Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

                  Combined LTV or CLTV: With respect to any Mortgage Loan, the ratio of the Stated Principal Balance of the Mortgage Loan and any other mortgage loan which is secured by a lien on the related Mortgage Property as of the related origination date (unless otherwise indicated) to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

                  Company: National City Mortgage Co., or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

                  Convertible Mortgage Loan: Any Adjustable Rate Mortgage Loan purchased pursuant to this Agreement as to which the related Mortgage Note permits the Mortgagor to convert the Mortgage Interest Rate on such Mortgage Loan to a fixed Mortgage Interest Rate.

                  Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

                  Co-op: A private, cooperative housing corporation, having only one class of stock outstanding, which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes the sale of stock and the issuance of a Co-op Lease.

                  Co-op Corporation: With respect to any Co-op Loan, the cooperative apartment corporation that holds legal title to the related Co-op Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

                  Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

                  Co-op Lien Search: A search for (a) federal tax liens, mechanics' liens, lis pendens, judgments of record or otherwise against (i) the Co-op Corporation and (ii) the seller of the Co-op Unit, (b) filings of Financing Statements and (c) the deed of the Co-op Project into the Co-op Corporation.

                  Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and collateral assignment of the related Co-op Lease.

                  Co-op Project: With respect to any Co-op Loan, all real property and improvements thereto and rights therein and thereto owned by a Co-op Corporation including without limitation the land, separate dwelling units and all common elements.

                  Co-op Shares: With respect to any Co-op Loan, the shares of stock issued by a Co-op Corporation and allocated to a Co-op Unit and represented by a stock certificates.

                  Co-op Unit: With respect to any Co-op Loan, a specific unit in a Co-op Project.

                  Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

                  Custodial Agreement: With respect to each Mortgage Loan Package, the applicable Custodial Agreement, among the Purchaser, the Company and the Custodian.

                  Custodian: With respect to each Mortgage Loan Package, the Custodian under the applicable Custodial Agreement, or its successor in interest or assigns or any successor to the Custodian under such Custodial Agreement as provided therein.

                  Cut-off Date: With respect to each Mortgage Loan Package, the date set forth in the related Trade Confirmation.

                  Deleted Mortgage Loan: A Mortgage Loan which is repurchased by the Company in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with a Qualified Substitute Mortgage Loan.

                  Depositor: With respect to a Pass-Through Transfer, the depositor of mortgage loans therein.

                  Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

                  Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month of such Due Date.

                  Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

                  Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                  (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

                  (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated "P-1" by Moody's) and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least "Aa" by Moody's;

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

                  Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

                  Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

                  Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

                  Estoppel Letter: A document executed by the Co-op Corporation certifying, with respect to a Co-op Unit, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related Stock Certificate was registered in the Mortgagor's name and the Co-op Corporation has not been notified of any lien upon, pledge of, levy of execution on or disposition of such Stock Certificate, and (iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Co-op Corporation have been paid.

                  Event of Default: Any one of the conditions or circumstances enumerated in Section 10.01.

                  Fannie Mae: Fannie Mae (formerly known as the Federal National Mortgage Association), or any successor thereto.

                  Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  FHA: Federal Housing Administration, and its successors.

                  FHA Approved Mortgagee: Those institutions which are approved by FHA to act as servicer and mortgagee of record pursuant to FHA Regulations.

                  FHA Insurance Contact or FHA Insurance: The contractual obligation of FHA respecting the insurance of an FHA Loan pursuant to the National Housing Act.

                  FHA Loan: A Mortgage Loan which is the subject of an FHA Insurance Contract as evidenced by a Mortgage Insurance Certificate.

                  FHA Regulations: Regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, and other HUD issuances relating to FHA Loans, including the related Handbooks, Circulars, Notices and Mortgagee Letters.

                  FHLMC: Federal Home Loan Mortgage corporation or any successor thereto.

                  Fidelity Bond: A fidelity bond to be maintained by the Company pursuant to Section 4.12.

                  Financing Statement: A financing statement in the form of a UCC-1 filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

                  First Remittance Date: March 18, 2004.

                  Fitch: Fitch, Inc. (doing business as "Fitch Ratings").

                  FNMA: Federal National Mortgage Association or any successor thereto.

                  Freddie Mac: Freddie Mac (formerly known as The Federal Home Loan Mortgage Corporation), or any successor thereto.

                  GNMA: Government National Mortgage Association, and any successors thereto.

                  Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

                  High Cost Mortgage Loan: A Mortgage Loan which (a) is subject to Section 226.32 of Regulation Z or any similar state law (relating to high interest rate credit/lending transactions), or (b) contains any term or condition, or involves any loan origination practice, that has been defined as "predatory", "covered" or "threshold" under applicable federal, state or local law, or which has been expressly categorized as an "unfair" or "deceptive" term, condition, or practice in any applicable federal, state or local law (or the regulations promulgated thereunder) dealing with "predatory" or "high cost" mortgage lending (or a similarly classified loan using different terminology under a law, regulation or ordinance imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

                  HUD: The United States Department of Housing and Urban Development, or any successor thereto.

                  Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the Mortgage Interest Rate thereon.

                  Initial Rate Cap: With respect to each Adjustable Rate Mortgage Loan and the initial Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase or decrease from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of any insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan (net (without duplication) of any and all expenses reasonably incurred by the Company in connection with such liquidation), whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

                  Lifetime Rate Cap: With respect to each Adjustable Rate Mortgage Loan, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase or decrease during the term thereof from the Mortgage Interest Rate in effect on the date of origination of such Mortgage Loan.

                  Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the Stated Principal Balance of the Mortgage Loan as of the related Cut-off Date (unless otherwise indicated) to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

                  LPMI Fee: With respect to each LPMI Loan, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which shall be used to pay the premium due on the related LPMI Policy.

                  LPMI Loan: A Mortgage Loan with a LPMI Policy.

                  LPMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the Company of the related Mortgage Loan from payments of interest made by the Mortgagor.

                  Manufactured Home: A single family residential unit that is constructed in a factory in sections in accordance with the Federal Manufactured Home Construction and Safety Standards adopted on July 15, 1976, by the Department of Housing and Urban Development ("HUD Code"), as amended in 2000, which preempts state and local building codes. Each unit is identified by the presence of a HUD Plate/Compliance Certificate label. The sections are then transported to the site and joined together and affixed to a pre-built permanent foundation (which satisfies the manufacturer's requirements and all state, county, and local building codes and regulations). The manufactured home is built on a non-removable, permanent frame chassis that supports the complete unit of walls, floors, and roof. The underneath part of the home may have running gear (wheels, axles, and brakes) that enable it to be transported to the permanent site. The wheels and hitch are removed prior to anchoring the unit to the permanent foundation. The manufactured home must be classified as real estate and taxed accordingly. The permanent foundation may be on land owned by the mortgager or may be on leased land.

                  Master Servicer: Any master servicer appointed by the Purchaser in its sole discretion in accordance with Section 4.21 hereof.

                  Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan may be increased on any Adjustment Date.

                  Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related

Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

                  Monthly Advance: The portion of Monthly Payment delinquent with respect to each Mortgage Loan at the close of business on the Determination Date and is required to be advanced by the Company pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

                  Moody's: Moody's Investors Service, Inc.

                  Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on either (i) with respect to a Mortgage Loan other than a Co-op Loan, an unsubordinated estate in fee simple in real property or (ii) with respect to a Co-op Loan, the Proprietary Lease and related Co-op Shares, which in either case secures the Mortgage Note.

                  Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit B annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

                  Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note.

                  Mortgage Loan: Each first lien residential loan or Co-op Loan, which is the subject of this Agreement, originally sold and subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

                  Mortgage Loan Documents: The documents listed in Exhibit C hereto.

                  Mortgage Loan Package: The applicable pool of Mortgage Loans sold to the Purchaser by the Company on the relevant Closing Date.

                  Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus (i) the Servicing Fee Rate and (ii) with respect to LPMI Loans, the LPMI Fee.

                  Mortgage Loan Schedule: With respect to each Mortgage Loan Package, a schedule of Mortgage Loans annexed to the related Assignment and Conveyance and annexed hereto as Exhibit A, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Company's Mortgage Loan identifying number; (2) the Mortgagor's and Co-Mortgagor's name;
(3) the street address of the Mortgaged Property including the city, state, county, and the zip code; (4) the lot, block, and section numbers of the Mortgaged Property; (5) a code indicating whether the loan was originated through a correspondent, retail, or wholesale channel; (6) the broker identification number; (7) a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family dwelling, a PUD, a townhouse or a unit in a high-rise or low-rise condominium project; (8) the year in which the Mortgaged Property was built; (9) the number of units for all Mortgaged Properties; (10) the number of bedrooms and rents by unit; (11) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (12) a code indicating the lien status of the Mortgage Loan; (13) the Loan to Value Ratio at origination; (14) the Combined Loan to Value Ratio at origination, if applicable; (15) the Appraised Value and purchase price, if applicable, of the Mortgaged Property; (16) the Mortgage Interest Rate at the time of origination;
(17) the Mortgage Interest Rate as of the related Cut-off Date; (18) the application date of the Mortgage Loan; (19) the Mortgage Loan approval/commitment date; (20) the origination date of the Mortgage Loan; (21) the first payment date of the Mortgage Loan; (22) the stated maturity date of the Mortgage Loan; (23) the amount of the Monthly Payment as of the related Cut-off Date; (24) the amount of the Monthly Payment at the time of origination;
(25) the next actual Due Date of the Mortgage Loan; (26) a twelve month history for the Mortgage Loan and the number of times thirty, sixty, and ninety days delinquent in the past twelve months; (27) a code indicating the payment status of the Mortgage Loan (i.e., bankruptcy, foreclosure, REO); (28) a twelve month history for the prior Mortgage Loan and the number of times thirty, sixty, and ninety days delinquent in the past twelve months; (29) the original principal amount of the Mortgage Loan; (30) the original principal amount of any senior Mortgage Loans; (31) whether such Mortgage Loan provides for a Prepayment Penalty and, if applicable, the Prepayment Penalty period for such loans; (32) the actual principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal actually collected on or before the related Cut-off Date; (33) the scheduled principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date; after deduction of payments of principal due on or before the related Cut-off Date, whether or not collected, if applicable; (34) the Mortgage Loan purpose type; (35) the occupancy status of the Mortgaged Property at the time of origination; (36) the Mortgagor's and Co-Mortgagor's FICO score; (37) a code indicating the mortgage insurance provider (PMI or LPMI) and percent of coverage, if applicable; (38) the mortgage insurance certificate number; a code indicating the method of payment for mortgage insurance premiums and cost
(LPMI), if applicable; (39) the loan documentation type; (40) the back-end debt to income ratio; (41) number of Mortgagors; (42) Mortgagor Social Security Number; (43) co-Mortgagor Social Security Number; (44) Mortgagor date of birth;
(45) co-Mortgagor date of birth; (46) Mortgagor gender; (47) co-Mortgagor gender; (48) Mortgagor race; (49) co-Mortgagor race; (50) combined annual income; (51) a code indicating first time buyer; (52) the monthly Servicing Fee Rate; (53) the tax service contract provider; (54) the flood insurance certification contract provider; (55) the monthly tax and insurance payment; and
(56) the escrow balance as of the Cut-Off Date; (57) with respect to each Adjustable Rate Mortgage Loan: (A) the first Adjustment Date and the Adjustment Date frequency; (B) the Gross Margin; (C) the Maximum Mortgage Interest Rate under the terms of the Mortgage Note; (D) the Minimum Mortgage Interest Rate under the terms of the Mortgage Note; (E) the Initial Rate Cap and Periodic Rate Cap; (F) the first Adjustment Date immediately following origination and the related Cut-off Date; (G) the Index; (H) a code indicating whether the type of adjustable rate mortgage loan (i.e., 3/1, 5/1/7/1, etc.); (I) the Lifetime Rate Cap; and (J) a code indicating whether the Mortgage Loan is a Convertible Mortgage Loan. With respect to the Mortgage Loans in each Mortgage Loan Package in the aggregate, the related Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off
Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

                  Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                  Mortgaged Property: The real property, improved by a residential dwelling, securing repayment of the debt evidenced by a Mortgage Note.

                  Mortgagor: The obligor on a Mortgage Note.

                  Nonrecoverable Advance: Any advance of principal and interest previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Company, will not or, in the case of a proposed advance of principal and interest, would not, be ultimately recoverable from related Insurance Proceeds, Liquidation Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance or that any proposed advance of principal and interest, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Purchaser.

                  Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

                  Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company, reasonably acceptable to the Purchaser.

                  Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly-issued or privately placed, mortgage backed securities transaction.

                  Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the number of percentage points set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase (without regard to the Maximum Mortgage Interest
Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date, which may be a different amount with respect to the first Adjustment Date.

                  Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

                  Pledge Instruments: With respect to each Co-op Loan, the Stock Power, the Assignment of the Proprietary Lease, the Assignment of the Mortgage Note and the Assignment of Lease Agreement.

                  PMI: PMI Mortgage Insurance Co., or any successor thereto.

                  PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

                  Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

                  Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in the "Money Rates" section of The Wall Street Journal.

                  Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

                  Proprietary Lease: The lease on a Co-op Unit evidencing the possessory interest of the owner of the Co-op Shares in such Co-op Unit.

                  Purchase Price: The price paid on the related Closing Date, by the Purchaser to the Company pursuant to the related Trade Confirmation in exchange for the Mortgage Loans purchased on such Closing Date as provided in
Section 2.05.

                  Purchase Price Percentage: The percentage of par used to calculate the purchase price for the Mortgage Loans as set forth in the related Trade Confirmation.

                  Purchaser: J.P. Morgan Mortgage Acquisition Corp., its successor in interest or any successor to the Purchaser under this Agreement as herein provided.

                  Qualified Depository: A depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the debt obligations of which are rated AA or better by S&P and "Aa2" or better by Moody's.

                  Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

                  Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be the same type of Mortgage Loan (i.e. fixed rate, or adjustable rate, with the same Gross Margin, Index, Periodic Rate Cap and Lifetime Rate Cap as the Deleted Mortgage Loan); (iii) have a Mortgage Loan Remittance Rate not less than and not more than 2% greater than the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iv) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; and (v) comply with each representation and warranty set forth in Sections 3.01 and 3.02.

                  Rating Agency: Any of Fitch, Moody's or S&P or their respective successors designated by the Purchaser or any other nationally recognized statistical credit rating agency rating any security issued in connection with any Pass-Through Transfer.

                  Recognition Agreement: An agreement among a Co-op Corporation, a lender and a Mortgagor with respect to a Co-op Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Co-op Loan, and
(ii) make certain agreements with respect to such Co-op Loan.

                  Reconstitution Agreements: The agreement or agreements entered into by the Purchaser, the Company, Fannie Mae or Freddie Mac or certain third parties on the Reconstitution Date(s) with respect to any or all of the Mortgage Loans, in connection with a Pass-Through Transfer, Whole-Loan Transfer or an Agency Transfer as set forth in Section 7.01, including, but not limited to, (i) a Fannie Mae Mortgage Selling and Servicing Contract, a Pool Purchase Contract, and any and all servicing agreements and tri-party agreements reasonably required by Fannie Mae with respect to a Fannie Mae Transfer, (ii) a Purchase Contract and all purchase documents associated therewith as set forth in the Freddie Mac Sellers' & Servicers' Guide, and any and all servicing agreements and tri-party agreements reasonably required by Freddie Mac with respect to a Freddie Mac Transfer, and (iii) a Pooling and Servicing Agreement and/or a subservicing/master servicing agreement and related custodial/trust agreement, assignment and conveyance and related documents with respect to a Pass-Through Transfer.

                  Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of an Agency Transfer, Whole Loan Transfer or a Pass-Through Transfer pursuant to Section 7.01 hereof. On such a date or dates, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Company's servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

                  Record Date: The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

                  Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such day) of any month, beginning with the First Remittance Date.

                  REO Disposition: The final sale by the Company of any REO Property.

                  REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.16.

                  REO Property: A Mortgaged Property acquired by the Company on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

                  Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) (A) prior to the date which is three (3) months following the related Closing Date, the product of the Stated Principal Balance of such Mortgage Loan times the greater of (x) the Purchase Price Percentage, or (y) 100%, and (B) thereafter, the Stated Principal Balance of the Mortgage Loan plus
(ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser to the last day of the month in which such repurchase occurs, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

                  S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                  SAIF: The Savings Association Insurance Fund, or any successor thereto.

                  Sarbanes Certifying Party: A Person who provides certification required under the Sarbanes-Oxley Act of 2002 in connection with a Pass-Through Transfer or other securitization transaction.

                  Securities Act of 1933 or the 1933 Act: The Securities Act of 1933, as amended.

                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorneys' fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of
(a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08.

                  Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Company, or as otherwise provided under Section 4.05.

                  Servicing Fee Rate: The per annum rate set forth in the related Trade Confirmation.

                  Servicing File: With respect to each Mortgage Loan, the file retained by the Company consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in Exhibit C the originals of which are delivered to the Custodian pursuant to Section 2.01.

                  Servicing Guide: The Fannie Mae Servicing Guide or the Freddie Mac Servicing Guide, as in existence on the date of the related sale or transfer of Mortgage Loans to Fannie Mae or Freddie Mac, as applicable, as each may be amended or supplemented in writing from time to time.

                  Servicing Officer: Any officer of the Company involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

                  Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

                  Stock Certificate: With respect to a Co-op Loan, the certificates evidencing ownership of the Co-op Shares issued by the Co-op Corporation.

                  Stock Power: With respect to a Co-op Loan, an assignment of the Stock Certificate or an assignment of the Co-op Shares issued by the Co-op Corporation.

                  Subservicer: Any Subservicer which is subservicing the Mortgage Loans pursuant to a Subservicing Agreement. Any subservicer shall meet the qualifications set forth in Section 4.01.

                  Subservicing Agreement: An agreement between the Company and a Subservicer for the servicing of the Mortgage Loans.

                  Trade Confirmation: With respect to any Mortgage Loan Package purchased and sold on any Closing Date, the letter agreement between the Purchaser and the Company (including any exhibits, schedules and attachments thereto) setting forth the terms and conditions of such transaction and describing the Mortgage Loans to be purchased by the Purchaser on such Closing Date. A Trade Confirmation may relate to more than one Mortgage Loan Package to be purchased on one or more Closing Dates hereunder.

                  Transfer Date: In the event the Company is terminated as servicer of a Mortgage Loan pursuant to Article 10 or Article 11, the date on which the Purchaser, or its designee, shall receive the transfer of servicing responsibilities and begin to perform the servicing of such Mortgage Loans and the Company shall cease all servicing responsibilities.

                  Underwriting Guidelines: The applicable underwriting guidelines of the Company with respect to Mortgage Loans, attached as an Exhibit to the Assignment and Conveyance.

                  Uniform Commercial Code: The Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  VA: The United States Department of Veterans Administration, and its successors.

                  VA Approved Lender: Those lenders which are approved by the VA to act as a lender in connection with the origination of VA loans.

                  VA Guaranty Agreement: The obligation of the United States to pay a specific percentage of a Mortgage Loan (subject to a maximum amount) upon default of the Mortgagor pursuant to the Serviceman's Readjustment Act, as amended.

                  VA Loan: A Mortgage Loan which is the subject of a VA Guaranty Agreement as evidenced by a Loan Guaranty Certificate.

                  VA Regulations: Regulations promulgated by the Veterans Administration pursuant to the Serviceman's Readjustment Act, as amended, codified in 36 Code of Federal Regulations, and other VA issuances relating to VA Loans, including related Handbooks, Circulars and Notices.

                  Weighted Average Net Coupon: The weighted average interest rate of the Mortgage Loans, net of the Servicing Fee Rate.

                  Whole Loan Transfer: The sale or transfer by the Purchaser of some or all of the Mortgage Loans in a whole loan or participation format pursuant to a Reconstitution Agreement.

                                   ARTICLE II

           CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
                    BOOKS AND RECORDS; DELIVERY OF DOCUMENTS


                  Section 2.01 Conveyance of Mortgage Loans; Possession of Mortgage Files; Maintenance of Servicing Files.

                  The Company agrees to sell and Purchaser agrees to purchase, from time to time, those certain Mortgage Loans identified on the Mortgage Loan Schedule annexed to the related Assignment and Conveyance as Exhibit A. The Company, simultaneously with the payment of the Purchase Price shall execute and deliver to the Purchaser an Assignment and Conveyance with respect to the related Mortgage Loan Package(s) to be acquired hereunder, in the form attached hereto as Exhibit L. Pursuant to Section 2.03, the Company, on or prior to the date set forth in the related Trade Confirmation, shall have delivered the Mortgage Loan Documents for each Mortgage Loan in the Mortgage Loan Package to the Custodian. The Purchaser, on any Closing Date, shall be obligated to purchase only the Mortgage Loans set forth in the related Mortgage Loan Schedule, subject to the terms and conditions of this Agreement and the related Trade Confirmation.

                  The contents of each Mortgage File not delivered to the Custodian are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. The Company shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Custodian. The possession of each Servicing File by the Company is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity. Each Servicing File shall be segregated from the other books and records of the Company and shall be marked appropriately to reflect clearly the sale of the related Mortgage Loan to the Purchaser. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Section 3.03 or 6.02.

                  Section 2.02 Purchase Price.

                  On the related Closing Date, Purchaser shall pay to the Company the Purchase Price set forth in the applicable Trade Confirmation for the related Mortgage Loan Package. The purchase price shall be adjusted in accordance with the related Trade Confirmation to extent required.

                  The payment by Purchaser shall be made by wire transfer before 4:00 pm, Eastern Time, in immediately available funds to an account designated by Company. If any miscalculation is reflected in the purchase price for the Mortgage Loans, the party benefiting from such error shall pay an amount sufficient to correct the error. The Purchaser shall own and be entitled to receive with respect to each Mortgage Loan purchased, (1) all scheduled principal due after the Cut-off Date, (2) all other recoveries of principal collected after the Cut-off Date (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Company after the Cut-off Date shall belong to the Company), and (3) all payments of interest on the Mortgage Loans minus that portion of any such interest payment that is allocable to the period prior to the Cut-off Date. The Unpaid Principal Balance of each Mortgage Loan as of the Cut-off Date is determined after application to the reduction of principal of payments of principal due on or before the Cut-off Date whether or not collected. Therefore, for the purposes of this Agreement, payments of scheduled principal and interest prepaid for a Due Date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts shall be the property of the Purchaser. All payments of principal and interest due on a Due Date following the Cut-off Date shall belong to the Purchaser.

                  Section 2.03 Books and Records; Transfers of Mortgage Loans.

                  From and after each sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans in a Mortgage Loan Package including but not limited to all funds received on or in connection with the Mortgage Loans, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of such Mortgage Loans, and the Company shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

                  The sale of each Mortgage Loan in a Mortgage Loan Package shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Company shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Company complies with the requirements of the Fannie Mae Selling and Servicing Guide, as amended from time to time.

                  The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

                  The Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note transfers of Mortgage Loans. For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may sell and transfer one or more of the Mortgage Loans, provided, however, that (i) the transferee will not be deemed to be a Purchaser hereunder binding upon the Company unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an assignment and assumption of this Agreement executed by the transferee shall have been delivered to the Company, and (ii) with respect to each Mortgage Loan Package (excluding any delinquent Mortgage Loans), in no event shall there be more than three Persons, unless otherwise set forth in the Trade Confirmation or the related Assignment and Conveyance, at any given time having the status of "Purchaser" hereunder. The Purchaser also shall advise the Company of the transfer. Upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

                  Section 2.04 Delivery of Documents.

                  The Company shall deliver the Mortgage Loan Schedule to the Purchaser at least five (5) Business Days prior to the Closing Date.

                  On or before the date which is seven Business Days prior to the related Trade Confirmation, the Company shall deliver and release to the Custodian those Mortgage Loan Documents as required by this Agreement with respect to each Mortgage Loan in the related Mortgage Loan Package a list of which is attached to the related Assignment and Conveyance.

                  On or prior to the related Closing Date, the Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the relevant Custodial Agreement, as evidenced by the initial trust receipt of the Custodian in the form annexed to the Custodial Agreement (other than those Mortgage Loan Documents Listed on a document exception report attached thereto). Purchaser shall pay all fees and expenses of the Custodian.

                  The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation.

                  To the extent that any Mortgage Loan Documents have been delivered for recording and have not yet been returned to the Company by the applicable recording office, in the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Purchaser or its designee within 180 days following the Closing Date, and in the event that the Company does not cure such failure within sixty (60) days after receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Company at a price and in the manner specified in Section 3.03. The foregoing repurchase obligation shall not apply in the event the Company cannot deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Company shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of a servicing officer of the Company, confirming that such document has been accepted for recording and that the Company shall immediately deliver such document upon receipt; and, provided, further, that if the Company cannot deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified time for any reason within twelve (12) months after receipt of written notification of such failure from the Purchaser, the Company shall repurchase the related Mortgage Loan at the price and in the manner specified in Section 3.03.

                  Section 2.05 Closing Documents.

                  (a) On or before the initial Closing Date, the Company shall submit to the Purchaser fully executed originals of the following documents:

                  (i) this Agreement, in two counterparts;

                  (ii) an Officer's Certificate, in the form of Exhibit I hereto, including all attachments thereto;

                  (iii) if requested by Purchaser, an Opinion of Counsel to the Company, in the form of Exhibit J hereto;

                  (b) The Closing Documents for each Mortgage Loan Package to be purchased on each Closing Date (including the initial Closing Date) shall consist of fully executed originals of the following documents:

                  (i) the related Trade Confirmation;

                  (ii) an Officer's Certificate, in the form of Exhibit I hereto, including all attachments thereto;

                  (iii) if requested by the Purchaser, an Opinion of Counsel to the Company, in the form of Exhibit J hereto;

                  (iv) the Mortgage Loan Schedule, one copy to be attached hereto;

                  (v) if any of the Mortgage Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of any Person, a Security Release Certification, in the form of Exhibit K hereto, executed by such Person; and

                  (vi) a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Company by merger or acquired or originated by the Company while conducting business under a name other than its present name, if applicable;

                  (vii) an Assignment and Conveyance, in the form of Exhibit L hereto.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES AND BREACH

                  Section 3.01 Company Representations and Warranties.

                  The Company represents and warrants to the Purchaser that as of each Closing Date or as of such date specifically provided herein:

                  (a) Due Organization and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to hold each Mortgage Loan, to sell each Mortgage Loan and to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

                  (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Ability to Service. The Company is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Company is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

                  (e) Reasonable Servicing Fee. The Company acknowledges and agrees that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

                  (f) Ability to Perform. The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

                  (g) No Litigation Pending. There is no action, suit, proceeding or investigation pending or to the best of the Company's knowledge threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

                  (h) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the related Closing Date;

                  (i) Selection Process. The Mortgage Loans were selected from among the outstanding fixed rate or adjustable rate one to four-family mortgage loans in the Company's portfolio at the related Closing Date as to which the representations and warranties set forth in Section 3.02 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

                  (j) Pool Characteristics. With respect to each Mortgage Loan Package, the Mortgage Loan characteristics set forth on the related Mortgage Loan Schedule attached to the related Assignment and Conveyance are true and complete;

                  (k) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

                  (l) Sale Treatment. The disposition of the Mortgage Loans shall be treated as a sale on the books and records of the Company. The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes. The Company shall maintain a complete set of books and records for each Mortgage Loan, which shall be clearly marked to reflect the ownership of such Mortgage Loan;

                  (m) Financial Statements. The Company has delivered to the Purchaser financial statements as to its last three complete fiscal years and any later quarter ended more than 60 days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and changes in financial position at the end of each such period of the Company and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement. The Company has completed any forms requested by the Purchaser in a timely manner and in accordance with the provided instructions;

                  (n) No Brokers' Fees. The Company has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

                  (o) Origination. The Company's decision to originate any mortgage loan or to deny any mortgage loan application is an independent decision based upon Company's Underwriting Guidelines, and is in no way made as a result of Purchaser's decision to purchase, or not to purchase, or the price Purchaser may offer to pay for, any such mortgage loan, if originated; and

                  (p) Fair Consideration. The consideration received by the Company upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans;

                  Section 3.02 Representations and Warranties Regarding Individual Mortgage Loans.

                  As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that as of the related Closing Date:

                  (a) Mortgage Loans as Described. The information set forth in the related Mortgage Loan Schedule and the tape delivered by the Company to the Purchaser is complete, true and correct as of the Cut-off Date;

                  (b) Payments Current. All payments required to be made up to the related Closing Date for each Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan has been 30 or more days delinquent at any time in the 12 months preceding the related Closing Date. The first three Monthly Payments after the relevant Cut-off shall be made with respect to the Mortgage Loan within the month in which it is due, all in accordance with the terms of the related Mortgage Note; and, if the Mortgage Loan is a Co-op Loan, no foreclosure action or private or public sale under the Uniform Commercial Code has ever been threatened or commenced with respect to the Co-op Loan;

                  (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgages, and all taxes, governmental assessments, insurance premiums, ground rents, leasehold payments, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Company has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

                  (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage (and the Proprietary Lease and the Pledge Instruments with respect to each Co-op Loan,) have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved FHA or VA, as applicable, or the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

                  (e) No Defenses. The Mortgage Note and the Mortgage related to such Mortgage Loan (and the Assignment of Lease Agreement related to each Co-op
Loan) are not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated or as of the date hereof;

                  (f) Hazard Insurance. All buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 4.10. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of Section
4.10. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Company has not engaged in, and has no knowledge of the Mortgagor, any Subservicer or any prior originator or subservicer having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including without limitation, no unlawful fee, unlawful commission, unlawful kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

                  (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, predatory, equal credit opportunity, fair lending or disclosure laws applicable to the Mortgage Loan have been complied with, and the Company shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements;

                  (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Company has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor;

                  (i) Location and Type of Mortgaged Property. The Mortgaged Property is a fee simple or leasehold property located in the state identified in the related Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development, provided, however, that any condominium project or planned unit development shall conform with the Company's Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged Property is used for commercial purposes;

                  (j) Valid First Lien. The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including all buildings and improvements on the Mortgaged Property, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

                  (1) the lien of current real property taxes and assessments not yet due and payable;

                  (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or to otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

                  (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secured debt or other security instrument creating a lien subordinate to the lien of the Mortgage; with respect to each Co-op Loan, each Assignment of Lease Agreement creates a valid, enforceable and subsisting first security interest in the collateral securing the related Mortgage

Note subject only to (a) the lien of the related Co-op Corporation for unpaid assessments representing the obligor's pro rata share of the Co-op Corporation's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Assignment of Lease Agreement; provided, however, that the appurtenant Proprietary Lease may be subordinated or otherwise subject to the lien of any mortgage on the Co-op Project;

                  (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage (and the Assignment of Lease Agreement with respect to each Co-op Loan) are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties; with respect to each Co-op Loan, all parties to the Mortgage Note and the Mortgage Loan had legal capacity to execute and deliver the Mortgage Note, the Assignment of Lease Agreement, the Proprietary Lease, the Stock Power, the Recognition Agreement, the Financing Statement and the Assignment of Proprietary Lease and such documents have been duly and properly executed by such parties; each Stock Power
(i) has all signatures guaranteed or (ii) if all signatures are not guaranteed, then such Co-op Shares will be transferred by the stock transfer agent of the Co-op Corporation if the Company undertakes to convert the ownership of the collateral securing the related Co-op Loan; The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud was committed in connection with the origination of the Mortgage Loan. The Company has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

                  (l) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

                  (m) Ownership. The Company is the sole owner of record and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Company has good and marketable title thereto (and with respect to any Co-op Loan, the sole owner of the related Assignment of Lease Agreement), and has full right to transfer and sell the Mortgage Loan therein to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

                  (n) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were)
(1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and any qualification requirements of FHA, GNMA or VA as applicable and (2) (a) organized under the laws of such state, (b) qualified to do business in such state, (c) federal savings and loan associations or national banks having principal offices in such state, or (d) not doing business in such state;

                  (o) LTV, PMI Policy. No Mortgage Loan has a LTV equal to or greater than 95%. The original LTV of the Mortgage Loan either was not more than 80% or (i) the excess over 75% is and will be insured as to payment defaults by a PMI Policy until the LTV of such Mortgage Loan is reduced to 80%, or (ii) is subject to an LPMI Policy, which will stay in effect for the life of the Mortgage Loan; provided that, a Primary Mortgage Insurance Policy will not be required for any Co-op Loan if (i) the proceeds of such Co-op Loan were used to purchase a Co-op Unit at the "insider's price" when the building was converted to a Co-op Corporation, (ii) the value of the Co-op Unit for purposes of establishing the LTV at origination was such "insider's price", (iii) the principal amount of the Co-op Loan at origination was not more than 100% of such "insider's price" and (iv) the LTV at origination, as calculated using the Appraised Value at origination, was less than or equal to 80%. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Unless the PMI Policy for a Mortgage Loan was either cancelled upon Mortgagor request or terminated, in either case in accordance with applicable law or the requirements of Fannie Mae, all provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No Mortgage Loan requires payment of such premiums, in whole or in part by the Purchaser. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith; provided, that, with respect to LPMI Loans, the Company is obligated thereunder to maintain the LPMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium;

                  (p) Title Insurance. The Mortgage Loan is covered by either
(i) an attorney's opinion of title and abstract of title the form and substance of which is acceptable to mortgage lending institutions making mortgage loans in the area where the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to Fannie Mae, Freddie Mac, GNMA, FHA, VA as applicable, issued by a title insurer acceptable to Fannie Mae, Freddie Mac, GNMA, FHA, VA as applicable, and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and
(3) of paragraph (j) of this Section 3.02. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein.

The Company is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

                  (q) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration; and with respect to each Co-op Loan, there is no default in complying with the terms of the Mortgage Note, the Assignment of Lease Agreement and the Proprietary Lease and all maintenance charges and assessments (including assessments payable in the future installments, which previously became due and owing) have been paid, and the Company has the right under the terms of the Mortgage Note, Assignment of Lease Agreement and Recognition Agreement to pay any maintenance charges or assessments owed by the Mortgagor

                  (r) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                  (s) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

                  (t) Origination: Payment Terms. Such Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority and has not been sold to any Person other than the Company and the Purchaser, except as evidenced by an Assignment of Mortgage. The Mortgage Note is payable each month in equal monthly installments of principal and interest. The Mortgage Interest Rate and, with respect to any Adjustable Rate Mortgage Loan, the Lifetime Rate Cap, the Periodic Cap, and the Adjustment Date with respect Adjustable Rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization. There is no negative amortization; unless otherwise specified on the related Mortgage Loan Schedule, the Mortgage Loan is payable on the first day of each month.

                  (u) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                  (v) Conformance with Underwriting Guidelines. The Mortgage Loan was underwritten in accordance with the Company's Underwriting Guidelines in effect at the time the Mortgage Loan was originated. The Mortgage Loan is in conformity with the standards of Freddie Mac or Fannie Mae under one of their respective home mortgage purchase programs. (except that the principal balance of certain Mortgage Loans may have exceeded the limits of Fannie Mae and Freddie
Mac) and the Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae;

                  (w) Occupancy of the Mortgaged Property. As of the related Closing Date the Mortgaged Property (or with respect to a Co-op Loan, the related Co-op Unit) is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (or with respect to a Co-op Loan, the related Co-op Unit) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation. Except as otherwise stated on the Mortgage Loan Schedule, the Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

                  (x) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

                  (y) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (z) Acceptable Investment. The Company has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property (or with respect to a Co-op Loan, the Assignment of Lease Agreement, the Co-op Unit or the Co-op

Project), the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

                  (aa) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered for the Mortgage Loan by the Company under this Agreement as set forth in Exhibit C attached hereto have been delivered to the Custodian. The Company is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit B, except for such documents the originals of which have been delivered to the Custodian;

                  (bb) Condominiums/Planned Unit Developments. If the dwelling on the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimus planned unit development) such condominium or planned unit development project meets Fannie Mae and Freddie Mac eligibility requirements.

                  (cc) Transfer of Mortgage Loans. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                  (dd) Due on Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder;

                  (ee) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

                  (ff) Consolidation of Future Advances. Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

                  (gg) Mortgaged Property Undamaged. There is no proceeding pending or, to the best of the Company's knowledge, threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property (and with respect to a Co-op Loan, the related Co-op Project and Co-op Unit) is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended; and


                  (hh) Collection Practices; Escrow Deposits. The origination, servicing and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all respects in compliance with all applicable laws and regulations. The Mortgage Loan has been serviced by the Company and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item which remains unpaid and which has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under the Mortgage or the Mortgage Note and no such escrow deposits or Escrow Payments are being held by the Company for any work on a Mortgaged Property which has not been completed;

                  (ii) Appraisal. The Mortgage File contains an appraisal of the related Mortgage Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the Company, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

                  (jj) Servicemembers Civil Relief Act. The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act of 2003;

                  (kk) Environmental Matters. The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. To the best of the Company's knowledge, there is no pending action or proceeding directly involving any Mortgaged Property of which the Company is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Company's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation consisting a prerequisite to use and enjoyment of said property;

                  (ll) Insurance. The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FHA, VA and National City Mortgage. The Company has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Purchaser in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Purchaser; No action, inaction, or event has occurred and no state of fact exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Company or any designee of the Company or any corporation in which the Company or any officer, director, or employee had a financial interest at the time of placement of such insurance;

                  (mm) Regarding the Mortgagor. The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a "living trust" and such 'living trust" is in compliance with Fannie Mae guidelines for such trusts;.

                  (nn) Predatory Lending Regulations; High Cost Loans. None of the Mortgage Loans is classified as a High Cost Mortgage Loan, or a "threshold" loan or "predatory" loan under any other applicable state, federal or local law.

                  (oo) Simple Interest Mortgage Loans. None of the Mortgage Loans are simple interest Mortgage Loans;

                  (pp) Single Premium Credit Life Insurance. In connection with the origination of the Mortgage Loan, no proceeds from such Mortgage Loan were used to finance or acquire a single-premium credit life insurance policy;

                  (qq) Tax Service Contract The Company has obtained a life of loan, transferable real estate Tax Service Contract on each Mortgage Loan with an Approved Tax Servicer Contract Provider and such contract is assignable without penalty, premium or cost to the Purchaser;

                  (rr) Flood Certification Contract. The Company has obtained a life of loan, transferable flood certification contract with an Approved Flood Policy Insurer acceptable to Purchaser in its sole discretion for each Mortgage Loan and such contract is assignable without penalty, premium or cost to the Purchaser;

                  (ss) FICO Scores. Each Mortgage Loan has a non-zero FICO score;

                  (tt) Prepayment Penalty. With respect to each Mortgage Loan that has a prepayment fee feature, each such prepayment fee is enforceable and will be enforced by the Company, and each prepayment penalty in permitted pursuant to federal, state and local law. No Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated. Except as otherwise set forth in the related Mortgage Loan Schedule, with respect to each Mortgage Loan that contains a prepayment fee, such prepayment fee is at least equal to the lesser of (A) the maximum amount permitted under applicable law and (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan;

                  (uu) Recordation. Each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Company, or is in the process of being recorded;

                  (vv) Leaseholds. If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

                  (ww) Payment in Full: No Mortgage Loan will be paid in full on or prior to the related Closing Date;

                  (xx) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation, balloon payment or other contingent interest feature, nor does it contain any "buydown" provision which is currently in effect;

                  (yy) Disclosure and Rescission Materials. The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinanced Mortgage Loan and has acknowledged receipt of such materials to the extent required by applicable law and such documents will remain in the Mortgage File;

                  (zz) FHA Insurance/VA Guaranty. Each FHA Mortgage Loan was underwritten in accordance with FHA standards and is fully-insured by the FHA, which insurance is in full force and effect, and the Mortgage Loan is not subject to any defect which would diminish or impair the FHA insurance, and all prior transfers, if any, of the Mortgage Loan have been, and the transactions herein contemplated are, in compliance with the FHA regulations, and no circumstances exist with respect to the FHA Mortgage Loans which would permit the FHA to deny coverage under the FHA insurance; and each VA Mortgage Loan was underwritten in accordance with VA standards and is guaranteed by the VA, which guaranty is in full force and effect, and the Mortgage Loan is not subject to any defect which would diminish or impair the VA guaranty (other than a potential valuation of the mortgaged property), and all prior transfers, if any, of the Mortgage Loan have been, and the transactions herein contemplated are, in compliance with the VA regulations, and no circumstances exist with respect to the VA Mortgage Loan which would permit the VA to deny coverage under the VA guaranty. No Mortgage Loan is a VA Vendee Loan, Title I Loan or Section 235 Loan. Each Mortgage Loan was previously included in a GNMA mortgage loan pool and was repurchased from such pool, in accordance with applicable GNMA guidelines, by the Company or a predecessor servicer, after such Mortgage Loan missed one or more Monthly Payments and remained delinquent for 90 consecutive days or more;

                  (aaa) Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within Section 860G(a)(3) of the Code;

                  (bbb) Anti-Money Laundering Laws. The Company is in compliance with all applicable anti-money laundering laws, including the relevant provisions of the Bank Secrecy Act, as amended by the USA Patriot Act of 2001, and its implementing regulations, and related government rules and regulations (collectively, the "Patriot Act"). The Company has a comprehensive anti-money laundering compliance program and, with respect to the Patriot Act, has (i) developed internal policies, procedures, and controls reasonably designed to prevent it from being used for money laundering or the financing of terrorist activities, (ii) designated a compliance officer, (iii) implemented an ongoing employee training program and (iv) developed an independent audit function to test the compliance program;

                  (ccc) No Construction Loans. No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

                  (ddd) Interest Rate Adjustments. With respect to each ARM Mortgage Loan, all Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

                  (eee) Co-op Loan: Valid First Lien. With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note and lease, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interests in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority equal to or over the Company's security interest in such cooperative shares;

                  (fff) Co-op Loan: Financing Statements. With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the Co-op Unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;

                  (ggg) Co-op Loan: Compliance with Law. With respect to each Co-op Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Internal Revenue Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

                  (hhh) Co-op Loan: No Pledge. With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease; With respect to each Co-op Loan, (i) the terms of the related Proprietary Lease is longer than the terms of the Co-op Loan, (ii) there is no provision in any Proprietary Lease which requires the Mortgagor to offer for sale the Co-op Shares owned by such Mortgagor first to the Co-op Corporation,

                  (iii) there is no prohibition in any Proprietary Lease against pledging the Co-op Shares or assigning the Proprietary Lease and (iv) the Recognition Agreement is on a form of agreement published by Aztech Document Systems, Inc. or includes provisions which are no less favorable to the lender than those contained in such agreement; (iii) Co-op Loan Acceleration of Payment. With respect to each Co-op Loan, each Assignment of Lease Agreement contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the benefits of the security provided thereby. The Assignment of Lease Agreement contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Note in the event the Co-op Unit is transferred or sold without the consent of the holder thereof.

                  (jjj) Credit Information. As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Company to the Purchaser, that the Company has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser as an investor or as agent for the potential or actual investors and the Purchaser is not precluded by the terms of the Mortgage Loan Documents from furnishing the same to any subsequent or prospective purchaser of such Mortgage subject to Purchaser's and the prospective purchaser's adherence to the confidentiality provisions of this Agreement and all applicable privacy laws and regulations including, without limitation, the Gramm Leach Bliley Act. The Company shall hold the Purchaser harmless from any and all damages, losses, costs and expenses (including attorney's fees) arising from the terms and provisions of the Mortgage Loan Documents in connection with the disclosure of credit information in connection with the Purchaser's secondary marketing operations and the purchase and sale of mortgages. The Company has in its capacity as servicer, for each Mortgage Loan, fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis;

                  (kkk) New York State Banking Law. There is no Mortgage Loan that (a) is secured by property located in the State of New York; (b) had an original principal balance of $300,000 or less, and (c) has an application date on or after April 1, 2003, the terms of which loan equal or exceed either the annual percentage rate or the points and fees threshold for "high cost home loans," as defined in Section 6-L of the New York State Banking Law.

                  (lll) Fannie Mae's Required Representations. The Company represents and warrants to the Purchaser that as of each Closing Date or as of such date specifically provided herein:

                  (1) Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae's Selling Guide;

                  (2) No Mortgage Loan is a "High Cost Home Loan" as defined in New York Banking Law 6-1;

                  (3) No Mortgage Loan is a "High Cost Home Loan" as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 of 2003);

                  (4) No Mortgage Loan is a "High Cost Home Loan" as defined in the Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);

                  (5) No borrower was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator. If, at the time of loan application, the borrower may have qualified for a for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan's originator, the Mortgage Loan's originator referred the borrower's application to such affiliate for underwriting consideration;

                  (6) The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the borrower's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan;

                  (7) With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan's origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan's origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, and (iv) notwithstanding any state or federal law to the contrary, the Company shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the borrower's default in making the loan payments;

                  (8) No borrower was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. No borrower obtained a prepaid single premium credit life, disability, accident or health insurance policy in connection with the origination of the Mortgage Loan; No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan;

                  (9) All points and fees related to each Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law and regulation. Except in the case of a Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no borrower was charged "points and fees" (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide.

                  (10) All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation; and

                  (11) The Company will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, Company agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

                  Section 3.03 Remedies for Breach of Representations and Warranties.

                  It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser, or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (in the case of any of the foregoing, a "Breach"), the party discovering such Breach shall give prompt written notice to the other.

                  With respect to those representations and warranties which are made to the best of the Company's knowledge, if it is discovered by the Company or the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest of the Purchaser (or which materially and adversely affects the value of a Mortgage Loan or the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), notwithstanding the Company's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

                  Within 60 days of the earlier of either discovery by or notice to the Company of any Breach of a representation or warranty, the Company shall use its best efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, the Company shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a Breach shall involve any representation or warranty set forth in Section 3.01, and such Breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Company of such Breach, all of the Mortgage Loans shall, at the Purchaser's option be repurchased by the Company at the Repurchase Price; provided, that if such Breach may be cured by the repurchase of one or more individual Mortgage Loans, the Company may repurchase only those Mortgage Loans necessary to cure the Breach. However, if the Breach shall involve a representation or warranty set forth in Section 3.02 and the Company discovers or receives notice of any such Breach within 120 days of the related Closing Date, the Company shall, at the Purchaser's option and provided that the Company has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than 120 days after the related Closing Date. If the Company has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section
3.03 shall occur on a date designated by the Purchaser and shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

                  At the time of repurchase or substitution, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Company shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Company shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by Section 2.03, with the Mortgage Note endorsed as required by Section 2.03. No substitution will be made in any calendar month after the Determination Date for such month. The Company shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Company. For the month of substitution, distributions to Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan.

                  For any month in which the Company substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, the Company shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). An amount equal to the product of such shortfall multiplied by the percentage of par set forth in the definition of "Repurchase Price" shall be distributed by the Company in the month of substitution pursuant to Section 5.01. Accordingly, on the date of such substitution, the Company shall deposit from its own funds into the Custodial Account an amount equal such amount.

                  In addition to such cure, repurchase and substitution obligation, the Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Section 3. It is understood and agreed that the obligations of the Company set forth in this Subsection 3.03 to cure or repurchase a defective Loan and to indemnify the Purchaser as provided in this Subsection 3.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

                  Any cause of action against the Company relating to or arising out of the Breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such Breach by the Purchaser or notice thereof by the Company to the Purchaser, (ii) failures by the Company to cure such Breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.

                  With respect to any Mortgage Loan, if the related Mortgagor is 30 or more days delinquent with respect to the Mortgage Loan's first or second Monthly Payment due to the Purchaser after the related Closing Date, the Company shall, upon receipt of notice from the Purchaser, promptly repurchase such Mortgage Loan from the Purchaser in accordance with this Section 3.03 at the Purchase Price set forth in the Trade Confirmation; provided, that no right to cure set forth therein shall apply.

                  Section 3.04 Review of Mortgage Loans.

                  From the related Closing Date until the date 30 days after the related Closing Date, the Purchaser shall have the right to review the Mortgage Files and obtain BPOs on the Mortgaged Properties relating to the Mortgage Loans purchased on the related Closing Date, with the results of such BPO reviews to be communicated to the Company for a period up to 30 days after the related Closing Date. In addition, the Purchaser shall have the right to reject any Mortgage Loan which in the Purchaser's sole determination (i) fails to conform to

Underwriting Guidelines, (ii) is underwritten without verification of the Mortgagor's income and assets and there is no credit report or FICO Score, (iii) the Purchaser deems the Mortgage Loan to not be an acceptable credit risk, or
(iv) the value of the Mortgaged Property pursuant to any BPO varies by more than plus or minus 15% from the lesser of (A) the original appraised value of the Mortgaged Property or (B) the purchase price of the Mortgaged Property as of the date of origination. In the event that the Purchaser so rejects any Mortgage Loan, the Company shall repurchase the rejected Mortgage Loan at the Repurchase Price in the manner prescribed in Section 8(a) upon receipt of notice from the Purchaser of the rejection of such Mortgage Loan. Any rejected Mortgage Loan shall be removed from the terms of this Agreement. The Company shall make available all files required by Purchaser in order to complete its review, including all CRA/HMDA required data fields. To the extent that during the course of the Purchaser's initial review, the Purchaser discovers that the Mortgage Loans do not otherwise meet the Company's Underwriting Guidelines or the terms of the Purchase Transaction, the Purchase shall have the right to carry out additional due diligence reviews, which additional due diligence shall be at the expense of the Company. Purchaser's decision to increase its due diligence review or obtain additional BPO's or other property evaluations is at its sole discretion. The additional review may be for any reason including but not limited to credit quality, property valuations, and data integrity. Any review performed by the Purchaser prior to the related Closing Date does not limit the Purchaser's rights or the Company's obligations under this section.

                  Section 3.05 Purchase Price Protection.

                  With respect to any Mortgage Loan that is prepaid in full during the two (2) month period from and after the Closing Date, the Company shall upon written notice thereof from Purchaser received by Company within sixty (60) days of the date of such prepayment reimburse the Purchaser, within thirty (30) days of such notice, the amount (if any) by which the Purchase Price paid by the Purchaser to the Company exceeded 100% of the outstanding scheduled principal balance of the Mortgage Loan as of the Cut-off Date. Upon any assignment of a mortgage Loan and/or this Agreement, the Purchaser may at its option retain its rights under this Section 3.05 notwithstanding such assignment.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

                  Section 4.01 Company to Act as Servicer.

                  The Company, as an independent contractor, shall service and administer the Mortgage Loans in accordance with the terms of this Agreement, Accepted Servicing Practices and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

                  Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that the Company shall not make any future advances with respect to a Mortgage Loan and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent and the Company has obtained the prior written consent of the Purchaser) the Company shall not permit any modification of any material term of any Mortgage Loan including any modifications that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Company shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchasers, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

                  In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans (similar in quality to the Mortgage Loans) for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Company.

                  The Mortgage Loans may be subserviced by a Subservicer on behalf of the Company provided that the Subservicer is a Fannie Mae-approved servicer or a Freddie Mac seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by Fannie Mae or for seller/servicers imposed by Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. The Company may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Company of the Subservicer shall not release the Company from any of its obligations hereunder and the Company shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Company. The Company shall pay all fees and expenses of the Subservicer from its own funds, and the Subservicer's fee shall not exceed the Servicing Fee.

                  At the cost and expense of the Company, without any right of reimbursement from the Custodial Account, the Company shall be entitled to terminate the rights and responsibilities of the Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Company, at the Company's option, from electing to service the related Mortgage Loans itself. In the event that the Company's responsibilities and duties under this Agreement are terminated pursuant to Section 9.04, 10.01 or 11.02, and if requested to do so by the Purchaser, the Company shall at its own cost and expense terminate the rights and responsibilities of the Subservicer as soon as is reasonably possible. The Company shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the Subservicer from the Company's own funds without reimbursement from the Purchaser.

                  Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Company and the Subservicer or any reference herein to actions taken through the Subservicer or otherwise, the Company shall not be relieved of its obligations to the Purchaser and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Company shall be entitled to enter into an agreement with the Subservicer for indemnification of the Company by the Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving the Subservicer shall be deemed to be between the Subservicer and Company alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the Subservicer including no obligation, duty or liability of Purchaser to pay the Subservicer's fees and expenses. For purposes of distributions and advances by the Company pursuant to this Agreement, the Company shall be deemed to have received a payment on a Mortgage Loan when the Subservicer has received such payment.

                  Section 4.02 Liquidation of Mortgage Loans.

                  In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Company shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy or other applicable insurance or guaranty, if any. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings, provided that, prior to commencing foreclosure proceedings, the Company shall notify the Purchaser in writing of the Company's intention to do so, and the Company shall not commence foreclosure proceedings if the Purchaser objects to such action within 10 Business Days of receiving such notice. In the event the Purchaser objects to such foreclosure action, the Company shall not be required to make Monthly Advances with respect to such Mortgage Loan, pursuant to Section 5.03, and the Company's obligation to make such Monthly Advances shall terminate on the 90th day referred to above. In such connection, the

Company shall from its own funds make all necessary and proper Servicing Advances, provided, that the Company shall obtain the prior written consent of the Purchaser or the Master Servicer prior to making any Servicing Advance of $5,000 or more, and provided further, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine
(a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

                  Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests, an environmental inspection or review of such Mortgaged Property shall be conducted by a qualified inspector, the Company shall promptly provide the Purchaser with a written report of the environmental inspection upon completion of the inspection.

                  After reviewing the environmental inspection report, the Purchaser shall determine how the Company shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section
4.05 hereof.

                  Section 4.03 Collection of Mortgage Loan Payments.

                  Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

                  Section 4.04 Establishment of and Deposits to Custodial
Account.

                  The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "National City Mortgage Co., as Servicer, in trust for the Purchaser of Fixed and ARM Rate Conventional, FHA or VA Residential Mortgage Loans and various Mortgagors". It is the intent of the parties to this Agreement that the Custodial Accounts created herein be special deposit accounts. The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit D-1 hereto, in the case of an account established with the Company, or by a letter agreement in the form of Exhibit D-2 hereto, in the case of an account held by a depository other than the Company. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

                  The Company shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Company and payments made by the Company after the related Cut-off Date, (other than payments of principal and interest due on or before the related Cut-off Date, or received by the Company prior to the related Cut-off Date but allocable to a period subsequent thereto, or with respect to each LPMI Loan, in the amount of the LPMI Fee):

                  (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

                  (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

                  (iii) all Liquidation Proceeds;

                  (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with
         Section 4.14), Section 4.11 and Section 4.15;

                  (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

                  (vi) any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 4.09, 5.03, 6.01 or 6.02;

                  (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.03 or 3.04 and all amounts required to be deposited by the Company in connection with a shortfall in principal amount of any Qualified Substitute Mortgage Loan pursuant to Section 3.03;

                  (viii) with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, to be paid by the Company out of its own funds without reimbursement therefor, if any, for the month of distribution. Such deposit shall be made from the Company's own funds, without reimbursement therefor;

                  (ix) any amounts required to be deposited by the Company pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

                  (x) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16.

                  The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Ancillary Income, including late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05. Prior to changing the location of the Custodial Account, the Company shall give notice to the Purchaser of such change, which notice shall set forth the new location of the Custodial Account when established.

                  Section 4.05 Permitted Withdrawals From Custodial Account.

                  The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

                  (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

                  (ii) to reimburse itself for Monthly Advances of the Company's funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03, 3.04 or 6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

                  (iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser except where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03, 3.04 or 6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

                  (iv) to reimburse itself for unreimbursed Servicing Advances, Monthly Advances, and Nonrecoverable Advances to the extent that such amounts are nonrecoverable by the Company pursuant to subclause (ii) or
         (iii) above, provided that the Mortgage Loan for which such advances were made is not required to be repurchased by the Company pursuant to
         Section 3.03, 3.04 or 6.02;

                  (v) to pay itself interest on funds deposited in the Custodial Account;

                  (vi) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 9.01;

                  (vii) to pay any amount required to be paid pursuant to
         Section 4.16 related to any REO Property, it being understood that in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

                  (viii) to clear and terminate the Custodial Account upon the termination of this Agreement; and

                  (ix) to withdraw funds deposited in error.

                  In the event that the Custodial Account is interest bearing, on each Remittance Date, the Company shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Company is not obligated to remit on such Remittance Date. The Company may use such withdrawn funds only for the purposes described in this Section 4.05.

                  Section 4.06 Establishment of and Deposits to Escrow Account.

                  The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "National City Mortgage Co., as Servicer, in trust for the Purchaser of Fixed and ARM Rate Conventional, FHA or VA Residential Mortgage Loans and various Mortgagors". The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit E-1 hereto, in the case of an account established with the Company, or by a letter agreement in the form of Exhibit E-2 hereto, in the case of an account held by a depository other than the Company. A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

                  The Company shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

                  (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

                  (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

                  The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 4.07. The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

                  Section 4.07 Permitted Withdrawals From Escrow Account.

                  Withdrawals from the Escrow Account or Accounts may be made by the Company only:

                  (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

                  (ii) to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

                  (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

                  (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                  (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

                  (vi) to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

                  (vii) to clear and terminate the Escrow Account on the termination of this Agreement; and

                  (viii) to withdraw funds deposited in error.

                  Section 4.08 Payment of Taxes, Insurance and Other Charges.

                  With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Company shall determine that any such payments are made by the Mortgagor at the time they first become due. The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Company shall make advances from its own funds to effect such payments provided, that the Company shall obtain the prior written consent of the Purchaser prior to making any Servicing Advance of $5,000 or more. No costs incurred by the Company in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating remittances to the Purchaser, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

                  Section 4.09 Protection of Accounts.

                  The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be withheld unreasonably.

                  The Company shall bear any expenses, losses or damages sustained by the Purchaser because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

                  Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Company be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Company shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Determination Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Company) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Company in trust for the benefit of the Purchaser. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Company and may be withdrawn at any time by the Company. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Company out of its own funds immediately as realized.

                  Section 4.10 Maintenance of Hazard Insurance.

                  The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated A:VI or better in the current Best's Key Rating Guide ("Best's") or by an insurer acceptable to Fannie Mae, Freddie Mac, GNMA or VA, as applicable, against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

                  If the related Mortgaged Property is located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Company shall verify that a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated A:VI or better in Best's or in accordance with then current Fannie Mae, Freddie Mac or GNMA guidelines, as applicable, in an amount representing coverage not less than the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Company determines in accordance with applicable law and pursuant to the Fannie Mae, Freddie Mac or GNMA guidelines, as applicable that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Company shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Company shall immediately force place the required flood insurance on the Mortgagor's behalf.

                  If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae, Freddie Mac or GNMA requirements, as applicable, and secure from the owner's association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

                  The Company shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

                  In the event that any Purchaser or the Company shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

                  All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

                  The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI or better in Best's or meet Fannie Mae, Freddie Mac or GNMA requirements, as applicable, and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Company shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

                  Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Company's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

                  Section 4.11 Maintenance of Mortgage Impairment Insurance.

                  In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. Any such policy shall be issued by an issuer that has a Best rating of A:VI or better. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Company's funds, without reimbursement therefor. Upon request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to such Purchaser.

                  Section 4.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

                  The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy that meets the requirements of Fannie Mae or Freddie Mac, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Company Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be acceptable to Fannie Mae, Freddie Mac or GNMA, as applicable. Upon the request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

                  Section 4.13 Inspections.

                  The Company shall inspect the Mortgaged Property as often as deemed necessary by the Company to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Company immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written report of each such inspection.

                  Section 4.14 Restoration of Mortgaged Property.

                  The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                  (i) the Company shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

                  (ii) the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

                  (iii) the Company shall verify that the Mortgage Loan is not in default; and

                  (iv) pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

                  If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

                  Section 4.15 Maintenance of PMI and LPMI Policy; Claims.

                  (a) With respect to each Mortgage Loan with an LTV in excess of 80%, the Company shall:

                  (i) with respect to Mortgage Loans which are not LPMI Loans, in accordance with state and federal laws and without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring that portion of the Mortgage Loan in excess of 75% (or such other percentage as stated in the related Trade Confirmation) of value, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated, the Company shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level. If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Company shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to

         Section 6.01, the Company shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement PMI Policy as provided above.

                  (ii) with respect to LPMI Loans, maintain in full force and effect an LPMI Policy insuring that portion of the Mortgage Loan in excess of 75% (or such other percentage as stated in the related Trade Confirmation) of value, and from time to time, withdraw the LPMI Fee with respect to such LPMI Loan from the Custodial Account in order to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that the interest payments made with respect to any LPMI Loan are less than the LPMI Fee, the Company shall advance from its own funds the amount of any such shortfall in the LPMI Fee, in payment of the premium on the related LPMI Policy. Any such advance shall be a Servicing Advance subject to reimbursement pursuant to the provisions on Section 4.05. In the event that such LPMI Policy shall be terminated, the Company shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated LPMI Policy, at substantially the same fee level. If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the LPMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the LPMI Policy for such reason. If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Company shall not take any action which would result in noncoverage under any applicable LPMI Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to
         Section 6.01, the Company shall promptly notify the insurer under the related LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such LPMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such LPMI Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement LPMI Policy as provided above.

                  (b) In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 4.05.

                  (c) Purchaser, in its sole discretion, at any time, may (i) either obtain an additional PMI Policy on any Mortgage Loan which already has a PMI Policy in place, or

(ii) obtain a PMI Policy for any Mortgage Loan which does not already have a PMI Policy in place. In any event, the Company agrees to administer such PMI Policies in accordance with the Agreement or any Reconstitution Agreement.

                  Section 4.16 Title, Management and Disposition of REO
Property.

                  In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

                  The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Any disbursement in excess of $5,000 shall be made only with the written approval of the Purchaser. The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser. If a Real Estate Mortgage Investment Conduit (REMIC) election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO Property are held, the Company shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code.

                  The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Company determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property.

                  The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

                  The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to Section 5.03, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

                  The Company shall withdraw the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to
Section 4.10 and the fees of any managing agent of the Company, a Subservicer, or the Company itself. The REO management fee shall be an amount that is reasonable and customary in the area where the Mortgaged Property is located. The Company shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section
4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

                  Notwithstanding the foregoing, at any time and from time to time, the Purchaser may at its election terminate this Agreement with respect to one or more REO Properties as provided by Section 11.02.

                  Section 4.17 Real Estate Owned Reports.

                  Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

                  Section 4.18 Liquidation Reports.

                  Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Company pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

                  Section 4.19 Reports of Foreclosures and Abandonments of Mortgaged Property.

                  Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

                  Section 4.20 Notification of Adjustments.

                  On each Adjustment Date, the Company shall make interest rate adjustments for each Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note. The Company shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. The Company also shall provide timely notification to the Purchaser of all applicable data and information regarding such interest rate adjustments and the Company's methods of implementing such interest rate adjustments. Upon the discovery by the Company or the Purchaser that the Company has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Company shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

                  Section 4.21 Appointment and Designation of Master Servicer.

                  The Purchaser has the right to appoint and designate any Person as its master servicer (the "Master Servicer") for the Mortgage Loans subject to this Agreement. Upon receipt of written notice from the Purchaser of such appointment and designation, the Company is hereby authorized and instructed to take any and all instructions with respect to servicing the Mortgage Loans hereunder as if the Master Servicer were the Purchaser hereunder. The authorization and instruction set forth herein shall remain in effect until such time as the Company shall receive written instruction from the Purchaser that such authorization and instruction is terminated.

                                    ARTICLE V

                              PAYMENTS TO PURCHASER

                  Section 5.01 Remittances.

                  On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Company is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

                  With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

                  Section 5.02 Statements to Purchaser.

                  Not later than the 10th calendar day of each month (or if such 10th day is not a Business Day, the Business Day immediately preceding such 10th day), the Company shall furnish to the Purchaser in electronic form monthly reports with respect to the Mortgage Loans and the period from but including the first day of the preceding calendar month through but excluding the first day of such month, (i) in the form of standard ALLTEL reports in Microsoft Excel format, (ii) in the form of Exhibit N with respect to defaulted Mortgage Loans, and (iii) in the form of Exhibit O with respect to any realized loss sustained with respect to any Mortgage Loan.

                  In addition, the Company shall provide each Purchaser with such information as any Purchaser may reasonably request from time to time concerning the Mortgage Loans as is necessary for such Purchaser to prepare its federal income tax return and any and all other tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.

                  Section 5.03 Monthly Advances by Company.

                  On the Business Day immediately preceding each Remittance Date, the Company shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. The Company's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan.

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

                  Section 6.01 Transfers of Mortgaged Property.

                  The Company shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI or LPMI Policy, if any.

                  If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Company for entering into an assumption agreement, such fee will be retained by the Company as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

                  To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by Fannie Mae with respect to underwriting mortgage loans of the same type as the Mortgage Loan. If the credit of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

                  Section 6.02 Satisfaction of Mortgages and Release of Mortgage Files.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 5.02, and may request the release of any Mortgage Loan Documents. In connection with any such prepayment in full, the Company shall comply with all applicable laws regarding satisfaction, release or reconveyance with respect to the Mortgage.

                  If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

                  Section 6.03 Servicing Compensation.

                  As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the outstanding principal balance. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments collected by the Company.

                  Additional servicing compensation in the form of assumption fees and Ancillary Income shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein. Prepayment Penalties shall be the property of the Purchaser and may not be retained by the Company as additional servicing compensation.

                  Section 6.04 Annual Statement as to Compliance.

                  (a) The Company will deliver to the Purchaser not later than the earlier of (a) March 1 of each calendar year, commencing calendar year 2004 or (b) with respect to any calendar year during which the Depositor's annual report on Form 10--K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, thirty (30) calendar days before the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately succeeding Business Day), an Officers' Certificate stating, as to each signatory thereof, that a review of the activities of the Company during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. Copies of such statement shall be provided by the Company to the Purchaser upon request.

                  (b) The Company will deliver to the Purchaser, with respect to any Mortgage Loans that are subject to a securitization transaction, not later than the earlier of (a) March 1 of each calendar year, commencing calendar year 2004 or (b) with respect to any calendar year during which the depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the commission, thirty (30) calendar days before the date on which the depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately succeeding Business Day), an officer of the Company shall execute and deliver an Officer's Certificate in the form attached hereto as

Exhibit M to the person who provides certification required under the Sarbanes-Oxley Act of 2002 in connection with such a securitization transaction for the benefit of such person and its officers, directors and affiliates.

                  (c) The Company shall indemnify and hold harmless the Master Servicer and the Sarbanes Certifying Party (any such person, an "Indemnified Party") from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Company of its obligations under
Section 6.05, or the negligence, bad faith or willful misconduct of the Company in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Company in the other in connection with a breach of the Company's obligations under Section
6.04 or Section 6.05, or the Company's negligence, bad faith or willful misconduct in connection therewith.

                  (d) It is acknowledged and agreed that each Master Servicer and the Sarbanes Certifying Party shall be an express third party beneficiary of the provisions of Section 6.04 and Section 6.05, and shall be entitled independently to enforce the provisions of Section 6.04 and Section 6.05 with respect to any obligations owed to such entity as if it were a direct party to this Agreement.

                  (e) In connection with any securitization of any of the Mortgage Loans, on or about the date of such securitization transaction, Purchaser shall notify Company of the date on which the depositor's annual report on Form 10-K is required to be filed pursuant to such securitization transaction.

                  Section 6.05 Annual Independent Certified Public Accountants' Servicing Report.

                  The Company will deliver to the Purchaser, not later than the earlier of (a) March 1 of each calendar year, commencing calendar year 2004 or
(b) with respect to any calendar year during which the Depositor's annual report on Form 10--K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, thirty (30) calendar days before the date on which the depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately succeeding Business Day), at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the Company's servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in accordance with the uniform single attestation program for mortgage bankers, such firm is of the opinion that the Company's servicing has been conducted in compliance with the agreements examined pursuant to this Section 6.05, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. Copies of such statement shall be provided by the Company to the Purchaser. In addition, on an annual basis, upon Purchaser's request, Company shall provide Purchaser with copies of its audited financial statements upon execution by Purchaser of an agreement to keep confidential the contents of such financial statements.

                  Section 6.06 Purchaser's Right to Examine Company Records.

                  The Purchaser shall have the right to examine and audit upon reasonable notice to the Company, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Company, or held by another for the Company or on its behalf or otherwise, which relates to the performance or observance by the Company of the terms, covenants or conditions of this Agreement.

                  The Company shall provide to the Purchaser and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Purchaser, including but not limited to OTS, FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Company which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Company, and in accordance with the federal government, FDIC, OTS, or any other similar regulations.

                  In addition, the Company shall furnish upon request by the Purchaser and at the Purchaser's cost and expense, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable and appropriate with respect to the purposes of this Agreement and applicable regulations. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions the Purchaser may require. The Company agrees to execute and deliver all such instruments and take all such action as the Purchaser from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                                   ARTICLE VII

                     AGENCY TRANSFER; PASS-THROUGH TRANSFER

                  Section 7.01 Removal of Mortgage Loans from Inclusion Under this Agreement Upon an Agency Transfer, Whole-Loan Transfer or a Pass-Through Transfer on One or More Reconstitution Dates.

                  The Purchaser and the Company agree that with respect to some or all of the Mortgage Loans, from time to time, but with respect to the Mortgage Loans in each Mortgage Loan Package the Purchaser shall:

                  (1) Effect an Agency Transfer, and/or

                  (2) Effect a Whole Loan Transfer, and/or

                  (3) Effect a Pass-Through Transfer,

in each case retaining the Company as the servicer thereof, or as applicable the "seller/servicer". On the related Reconstitution Date, the Mortgage Loans transferred shall cease to be covered by this Agreement.

                  Unless otherwise agreed to between the Purchaser and the Company, the Purchaser shall give the Company 15 days notice of any Agency Transfer, Whole Loan Transfer or Pass-Through Transfer. The Company shall cooperate with the Purchaser in connection with any Agency Transfer, Whole Loan Transfer or Pass-Through Transfer contemplated by the Purchaser pursuant to this
Section 7.01. In that connection, the Company shall (a) execute any Reconstitution Agreement within a reasonable period of time after receipt of any Reconstitution Agreement which time shall be sufficient for the Company and Company's counsel to review such Reconstitution Agreement, but such time shall not exceed fifteen (15) Business Days after such receipt and such Reconstitution Agreement shall not contain any materially greater servicing obligations of the Company than as set forth herein, and (b) restate the representations and warranties set forth in this Agreement as of the settlement or closing date in connection with such Reconstitution (each, a "Reconstitution Date") or make the representations and warranties set forth in the related selling/servicing guide of the Master Servicer or issuer, as the case may be, or such representations and warranties as may be required by any Rating Agency or prospective purchaser of the related securities or such Mortgage Loans, in connection with such Reconstitution, (c) provide to Fannie Mae, Freddie Mac, the trustee or a third party purchaser, as the case may be, subject to any Reconstitution Agreement and/or the Purchaser: (i) any and all information and appropriate verification of information which may be reasonably available to the Company, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request; and (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Company as are reasonably believed necessary by Fannie Mae, Freddie Mac, the trustee, such third party purchaser, any master servicer, any rating agency or the Purchaser, as the case may be, in connection with such transactions and (d) execute, deliver and satisfy all conditions set forth in any indemnity agreement reasonably satisfactory to the Company required by the Purchaser, the Master Servicer or any such participant. Moreover, the Company agrees to cooperate with all reasonable requests made by the Purchaser to effect such Reconstitution Agreements. The Company shall indemnify the Purchaser, and each Affiliate designated by the Purchaser and each Person who controls the Purchaser, or such Affiliate and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any information provided by or on behalf of the Company regarding the Company, the Company's servicing practices or performance, the Mortgage Loans or the Underwriting Guidelines set forth in any offering document prepared in connection with any Reconstitution. For purposes of the previous sentence, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement.

                  In the event the Purchaser has elected to have the Company hold record title to the Mortgages, prior to a Reconstitution Date the Company or its designee shall prepare an Assignment of Mortgage in blank from the Company, acceptable to Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, for each Mortgage Loan that is part of an Agency Transfer, Whole Loan Transfer or Pass-Through Transfer and shall pay all preparation and recording costs associated therewith. The Company shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, upon the Company's receipt thereof. Additionally, the Company shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with any and all Reconstitution Agreements.

                  All Mortgage Loans not sold or transferred pursuant to an Agency Transfer, Whole Loan Transfer or Pass-Through Transfer and any Mortgage Loans repurchased by the Purchaser pursuant to Section 7.02 hereof, shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                  Unless otherwise agreed to between the Company and the Purchaser, with respect to any Mortgage Loan Package, the Company will not be obligated to enter into any Reconstitution Agreement in connection with a Pass-Through Transfer or Agency Transfer in excess of any express restrictions set forth in the related Assignment and Conveyance and related Trade Confirmation.

                  Section 7.02 Purchaser's Repurchase and Indemnification Obligations.

                  Upon receipt by the Company of notice from Fannie Mae, Freddie Mac, a third party purchaser or the trustee of a breach of any Purchaser representation or warranty contained in any Reconstitution Agreement or a request by Fannie Mae, Freddie Mac or the trustee, as the case may be, for the repurchase of any Mortgage Loan transferred to Fannie Mae or Freddie Mac pursuant to an Agency Transfer, to a third party purchaser pursuant to a Whole Loan Transfer or to a trustee pursuant to a Pass-Through Transfer, the Company shall promptly notify the Purchaser of same and shall, at the direction of the Purchaser, use its best efforts to cure and correct any such breach and to satisfy the requests or concerns of Fannie Mae, Freddie Mac, the third party purchaser, or the trustee related to such deficiencies of the related Mortgage Loans transferred to Fannie Mae, Freddie Mac, or the trustee.

                  The Purchaser shall repurchase from the Company any Mortgage Loan transferred to Fannie Mae or Freddie Mac pursuant to an Agency Transfer, to a third party purchaser pursuant to a Whole Loan Transfer or to a trustee pursuant to a Pass-Through Transfer with respect to which the Company has been required by Fannie Mae, Freddie Mac, the third party purchaser or the trustee to repurchase due to a breach of a representation or warranty made by the Purchaser with respect to the Mortgage Loans, and not due to a breach of the Company's representations or obligations thereunder or pursuant to this Agreement. The repurchase price to be paid by the Purchaser to the Company shall equal that repurchase price paid by the Company to Fannie Mae, Freddie Mac, the third party purchaser or the third party purchaser plus all reasonable costs and expenses borne by the Company in connection with the cure of said breach of a representation or warranty made by the Purchaser and in connection with the repurchase of such Mortgage Loan from Fannie Mae, Freddie Mac, a third party purchaser or the trustee, including, but not limited to, reasonable and necessary attorneys' fees.

                  At the time of repurchase, the Custodian and the Company shall arrange for the reassignment of the repurchased Mortgage Loan to the Purchaser according to the Purchaser's instructions and the delivery to the Custodian of any documents held by Fannie Mae, Freddie Mac, a third party purchaser or the trustee with respect to the repurchased Mortgage Loan pursuant to the related Reconstitution Agreement. In the event of a repurchase, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase has taken place, and amend the related Mortgage Loan Schedule to reflect the addition of the repurchased Mortgage Loan to this Agreement. In connection with any such addition, the Company and the Purchaser shall be deemed to have made as to such repurchased Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such repurchase.

                                  ARTICLE VIII

                              COMPANY TO COOPERATE

                  Section 8.01 Provision of Information.

                  During the term of this Agreement, the Company shall furnish to the Purchaser such periodic, special, or other reports or information and copies or originals of any documents contained in the Servicing File for each Mortgage Loan, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser, any regulatory requirement pertaining to the Purchaser or the purposes of this Agreement. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give. Any special reports or information delivered shall be at the Purchaser's expense.

                  The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

                  The Company shall deliver a copy of its most recent annual audited financial statement or unaudited financial statement upon reasonable request of the Purchaser.

                  Section 8.02 Financial Statements; Servicing Facility.

                  In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Company for the most recently completed five fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. Purchaser shall not make such statement available to any prospective Purchaser unless such prospective Purchaser has signed a confidentiality agreement with respect to the information provided with respect to Company unless already publicly available. The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large). If it has not already done so, the Company shall furnish promptly to the Purchaser copies of the statement specified above.

                  The Company also shall make available to Purchaser or prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit any prospective Purchaser to inspect the Company's servicing facilities or those of any Subservicer for the purpose of satisfying such prospective Purchaser that the Company and any Subservicer have the ability to service the Mortgage Loans as provided in this Agreement.

                                   ARTICLE IX

                                   THE COMPANY

                  Section 9.01 Indemnification; Third Party Claims.

                  (a) Breaches of Representations and Warranties. The Company agrees to indemnify the Purchaser and hold it harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to any assertion based on, grounded upon, or resulting from a Breach of any of the Company's representations and warranties contained herein or in any way related to the failure of the Company to comply with its obligations and covenants under this Agreement. The Company shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the written consent of the Purchaser and with counsel reasonably satisfactory to the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim but failure to so notify the Purchaser shall not limit its obligations hereunder. The Company agrees that it will not enter into any settlement of any such claim without the consent of the Purchaser unless such settlement includes an unconditional release of the Purchaser from all liability that is the subject matter of such claim. In addition to the obligations of the Company set forth in this Section 9.01(a), the Purchaser may pursue any and all remedies otherwise available at law or in equity, including, but not limited to, the right to seek damages. The provisions of this Section 9.01(a) shall survive termination of this Agreement.

                  It is understood and agreed that the obligations of the Company set forth in Sections 3.03, 3.04,6.02 and 9.01(a) to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser constitute the sole remedies of the Purchaser respecting a Breach of the representations and warranties set forth in Section 3.01 and 3.02.

                  (b) Servicing. The Company shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, and forfeitures, including, but not limited to reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Company to
(a) perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 7.01, and/or (b) comply with applicable law. The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or any Reconstitution Agreement or the Mortgage Loans, shall promptly notify Fannie Mae, Freddie Mac, or the trustee with respect to any claim made by a third party with respect to any Reconstitution Agreement, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to Section 3.03 or 9.01 (a), or the failure of the Company to (a) service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement, and/or (b) comply with applicable law.

                  Section 9.02 Merger or Consolidation of the Company.

                  The Company shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

                  Any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that in the event that such successor servicer is not acceptable to the Purchaser in its sole discretion, the Purchaser shall have the right to terminate the successor servicer's rights under this servicing agreement without payment of any Termination Fee.

                  Section 9.03 Limitation on Liability of Company and Others.

                  Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Company or any such person against any Breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action except when such expenses and costs are subject to the Company's indemnification under this Agreement.

                  Section 9.04 Limitation on Resignation and Assignment by Company.

                  The Purchaser has entered into this Agreement with the Company and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Company shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

                  The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in
Section 12.01.

                  Without in any way limiting the generality of this Section 9.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.

                                    ARTICLE X

                                     DEFAULT

                  Section 10.01 Events of Default.

                  Each of the following shall constitute an Event of Default on the part of the Company:

                  (i) any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

                  (ii) failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

                  (iii) failure by the Company to maintain its license to do business in any jurisdiction where the Mortgage Property is located; or

                  (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (v) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

                  (vi) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

                  (vii) the Company ceases to meet the qualifications of a Fannie Mae, Freddie Mac, GNMA or VA servicer, as applicable; or

                  (viii) the Company fails to maintain a minimum net worth of $25,000,000; or

                  (ix) the Company attempts to assign its right to servicing compensation hereunder or the Company attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof (to other than a Subservicer) in violation of Section 9.04.

                  (x) the Company fails to duly perform, within the required time period, its obligations under Section 6.04 or Section 6.05, which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.

                  In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the

Company, may terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

                  Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from any Purchaser, the Company shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

                  Section 10.02 Waiver of Defaults.

                  By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE XI

                                   TERMINATION

                  Section 11.01 Termination.

                  This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Company and the Purchaser in writing.

                  Section 11.02 Termination Without Cause.

                  The Purchaser may terminate, at its sole option, any rights the Company may have hereunder, without cause, upon sixty days notice or as provided in this Section 11.02. Any such notice of termination shall be in writing and delivered to the Company by registered mail as provided in Section
12.05. The Purchaser and the Company shall comply with the termination procedures set forth in Section 12.01 hereof.

                  In the event the Purchaser terminates the Company without cause with respect to some or all of the Mortgage Loans, the Purchaser shall be required to pay to the Company a Termination Fee in an amount equal to the product of (a) 1.50% and (b) the outstanding principal balance of each such Mortgage Loan.

                  Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 91 days or more (a "Delinquent Mortgage Loan") or (ii) a Mortgage Loan becomes an REO Property, the Purchaser may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property without payment of a termination fee therefor, upon 15 days' written notice to the Company, provided, that upon termination of the Agreement with respect to such Delinquent Mortgage Loan or REO Property, the Purchaser shall reimburse the Company for all outstanding Servicing Advances or Servicing Fees.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  Section 12.01 Successor to Company.

                  Prior to termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01 and 11.01 (ii) or pursuant to Section 11.02 after the 90 day period has expired, the Purchaser shall, (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor acceptable to the Purchaser and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and
3.02 and the remedies available to the Purchaser under Sections 3.03, 3.04, 6.02 and 9.01, it being understood and agreed that the provisions of such Sections 3.01, 3.02, and 3.03 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement.

                  Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, except for subsections (f), (h), (i) and (k) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Section 9.04, 10.01, 11.01 or 11.02 shall not affect any claims that any Purchaser may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

                  The Company shall deliver promptly to the successor servicer the Funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

                  Upon a successor's acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

                  Section 12.02 Amendment.

                  This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

                  Section 12.03 Governing Law.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 12.04 Duration of Agreement.

                  This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

                  Section 12.05 Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                  (i)      if to the Company:
                           National City Mortgage Co.
                           ATTN: Hugh Yeary
                           3232 Newmark Dr.
                           Miamisburg, OH 45342

                           with a copy to:

                           National City Mortgage Co.
                           ATTN: T. Jackson Case
                           3232 Newmark Dr.
                           Miamisburg, OH 45342

                  or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

                  (ii)     if to Purchaser:

                           J.P. Morgan Mortgage Acquisition Corp.
                           270 Park Avenue
                           New York, NY 10017
                           ATTN: Director of MBS Trading
                           with a copy to the General Counsel's Office

                  Section 12.06 Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 12.07 Relationship of Parties.

                  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

                  Section 12.08 Execution; Successors and Assigns.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 9.04, this Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.

                  Section 12.09 Recordation of Assignments of Mortgage.

                  To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Company's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

                  Section 12.10 Assignment by Purchaser.

                  The Purchaser shall have the right, without the consent of the Company but subject to the limit set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

                  Section 12.11 Intention of the Parties.

                  It is the intention of the parties that the Purchaser is purchasing, and the Company is selling, the Mortgage Loans and not a debt instrument of the Company or another security. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Company, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and the Company shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

                  It is not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Company or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (a) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (b) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Company to the Purchaser of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

                  Section 12.12 Waivers.

                  No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

                  Section 12.13 Exhibits.

                  The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  Section 12.14 General Interpretive Principles.

                  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (d) reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                  (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                  Section 12.15 Reproduction of Documents.

                  This Agreement and all documents relating thereto, including, without limitation (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party hereto in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 12.16 Confidentiality.

                  Each of the Purchaser, the Company and the Master Servicer shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this

Agreement, except to the extent (a) the disclosure of which is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) disclosed to any one or more of such party's employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such person's duties for such party, to the extent such party has procedures in effect to inform such person of the confidential nature thereof; (c) that is disclosed in a prospectus, prospectus supplement or private placement memorandum relating to a securitization of the Mortgage Loans by the Purchaser (or an affiliate assignee thereof) or to any Ratings Agency or other person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party's rights under this Agreement.

                  Section 12.17 Entire Agreement.

                  This Agreement constitutes the entire agreement and understanding relating to the subject matter hereof between the parties hereto and any prior oral or written agreements between them shall be deemed to have merged herewith. Section 12.18 Further Agreements.

                  The Company, the Master Servicer and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                  Section 12.19 Non-Solicitation.

                  From and after the Closing Date, each of the Company and any of their respective affiliates hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on its behalf, to personally, by telephone or mail, solicit a Mortgagor under any Mortgage Loan for the purpose of refinancing a Mortgage Loan, in whole or in part, without the prior written consent of Purchaser or the Master Servicer. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to Purchaser pursuant hereto on the Closing Date and neither the Company nor any of its affiliates shall take any action to undermine these rights and benefits.

                  Notwithstanding the foregoing, it is understood and agreed that the Company or any of its affiliates:

                  (a) may provide pay-off information and otherwise cooperate with individual mortgagors who contact it about prepaying their mortgages by advising them of refinancing terms and streamlined origination arrangements that are available; and

                  (b) may offer to refinance a Mortgage Loan following receipt by it of a pay-off request from the related Mortgagor. Promotions undertaken by the Company or by any affiliate of the Company which are directed to the general public at large (including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements), shall not constitute solicitation under this Section 12.19.

                  Section 12.20 Waiver of Trial by Jury.

                  THE COMPANY AND THE PURCHASER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT.

                  Section 12.21 Anti-Predatory Lending Policies.

                           Purchaser hereby states that it has in place internal
policies and procedures that expressly prohibit its purchase of any High
Cost Mortgage Loan. The foregoing statement is in no way intended to expand the representations, warranties, covenants or obligations imposed upon the Purchaser hereunder and shall not in any manner limit the rights or remedies of the Purchaser hereunder.



                       [SIGNATURE PAGES ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                    J.P. MORGAN MORTGAGE ACQUISITION CORP.
                                             Purchaser


                                    By: /s/ Jonathan P. Davis

                                    Name: Jonathan P. Davis

                                    Title: Vice President


                                    NATIONAL CITY MORTGAGE CO.
                                    Company

                                    By: /s/ Catheren Stickelmaier

                                    Name: Catheren Stickelmaier

                                    Title: Vice President

STATE OF ___________________________)
                                    ) ss.:
COUNTY OF __________________________)


                  On the __ day of ________, 2004 before me, a Notary Public in and for said State, personally appeared ________, known to me to be ______________________________ of ____________________ that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                                --------------------------------
                                                Notary Public


                                                My Commission expires

                                                --------------------------------

STATE OF OHIO                       )
                                    ) ss.:
COUNTY OF MONTGOMERY                )


                  On the __ day of _______, 2004 before me, a Notary Public in and for said State, personally appeared _____________, known to me to be _________________ of National City Mortgage Co. the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.




                                   ---------------------------------------------
                                   Notary Public


                                   My Commission expires
                                                         -----------------------

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                   EXHIBIT B-1

                         CONTENTS OF EACH MORTGAGE FILE


                  With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the Servicing File or delivered to the Custodian pursuant to Section
2.01 and 2.03 of the Flow Master Seller's Warranties and Servicing Agreement to which this Exhibit is attached (the "Agreement"):

         1. The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed via original signature in the name of the Company by an authorized officer (in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form: "National City Mortgage Co., successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form: "National City Mortgage Co., formerly known as [previous name]").

         2. The original of any guarantee executed in connection with the Mortgage Note (if any).

         3. The original Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

         4. The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

         5. The original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, delivered in blank. If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by "National City Mortgage Co., successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by "National City Mortgage Co., formerly known as [previous name]."

         6. Originals of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

         7. The original PMI Policy, LPMI Policy or certificate of insurance, where required pursuant to the Agreement or any other evidence of FHA insurance coverage or VA guaranty, as the case may be. That is acceptable to the Purchaser.

         8. The original mortgagee policy of title insurance or attorney's opinion of title and abstract of title.

         9. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

         10. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

         11.      Residential loan application.

         12.      Mortgage Loan closing statement.

         13.      Verification of employment and income.

         14. Verification of acceptable evidence of source and amount of downpayment.

         15.      Credit report on the Mortgagor.

         16.      Residential appraisal report.

         17.      Photograph of the Mortgaged Property.

         18.      Survey of the Mortgaged Property.

         19. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

         20.      All required disclosure statements.

         21. If available, termite report, structural engineer's report, water potability and septic certification.

         22.      Sales contract.

         23. Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

         24. The original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon.

                  In the event an Officer's Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 60 days of the related Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                   EXHIBIT B-2


         With respect to each Co-op Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the Servicing File or delivered to the Custodian pursuant to Section 2.01 and 2.03 of the Flow Master Seller's Warranties and Servicing Agreement to which this
Exhibit is attached (the "Agreement"):

The following items should be included with respect to any Co-op Loan:

         1. The (i) original Mortgage Note, endorsed (on the Mortgage Note or an allonge attached thereto) "Pay to the order of _____________, without recourse" and signed by facsimile signature in the name of the Company by an authorized officer, with all intervening endorsements showing a complete, valid and proper chain of title from the originator of such Mortgage Loan to the Company; or (ii) a certified copy of the Mortgage Note (endorsed as provided above) together with a lost note affidavit providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage
                  Note is missing;

         2. The original Assignment of Lease Agreement for each Mortgage Loan, from the Company signed by original or by facsimile signature to __________________, which assignment shall be in form and substance acceptable for recording (except for the recording information);

         3. the original Stock Certificate and related Stock Power, in blank, executed by the Mortgagor with such signature guaranteed and original Stock Power, in blank executed by the Company;

         4. the original Proprietary Lease and the Assignment of Proprietary Lease executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the Company, then the Company must execute an assignment of the Assignment of Proprietary Lease in blank;

         5. the original Recognition Agreement and the original Assignment of Recognition Agreement;

         6. the recorded state and county Financing Statements and Financing Statement Changes;

         7.       an Estoppel Letter and/or Consent;

         8.       the Co-op Lien Search;

         9.       the guaranty of the Mortgage Note and Co-op Loan, if any; and

         10. the original of any security agreement or similar document executed in connection with the Co-op Loan.

                                   EXHIBIT C-1

                             MORTGAGE LOAN DOCUMENTS


                  The Mortgage Loan Documents for each Mortgage Loan shall include each of the following items, which shall be delivered to the Custodian pursuant to Section 2.01 of the Flow Master Seller's Warranties and Servicing Agreement to which this Exhibit is annexed (the "Agreement"):

                  (a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of ___________, without recourse" and signed via original signature in the name of the Company by an authorized officer. To the extent that there is no room on the face of the Mortgage Note for endorsements, the endorsement may be contained on an allonge, if state law so allows. If the Mortgage Loan was acquired by the Company in a merger, the endorsement must be by "National City Mortgage Co., successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the endorsement must be by "National City Mortgage Co., formerly known as [previous name]";

                  (b) the original of any guarantee executed in connection with the Mortgage Note;

                  (c) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                  (d) the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon;

                  (e) the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, delivered in blank. If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by "National City Mortgage Co., successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by "National City Mortgage Co., formerly known as [previous name]";

                  (f) the originals of all intervening assignments of mortgage with evidence of recording thereon, including warehousing assignments, if any;

                  (g) the original PMI or LPMI Policy or certificate, if private mortgage guaranty insurance is required pursuant to the Agreement;

                  (h) the original mortgagee title insurance policy;

                  (i) the original of any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage; and



                                     C-1-1

                  (j) the Loan Guaranty Certificate issued by the VA as a guarantee that the federal government will repay to the lender a specified percentage of the balance in the event of the borrower's default, as applicable;

                  (k) the Mortgage Insurance Certificate issued by HUD/FHA as evidence that a mortgage has been insured and that a contract of mortgage insurance exists between HUD/FHA and the lender, as applicable; and

                  (l) such other documents as the Purchaser may require.







                                     C-1-2

                                   EXHIBIT D-1

                         CUSTODIAL ACCOUNT CERTIFICATION


                                                         _________________, 200_

                  National City Mortgage Co. hereby certifies that it has established the account described below as a Custodial Account pursuant to
Section 4.04 of the Flow Master Seller's Warranties and Servicing Agreement, dated as of February 24, 2004.

Title of Account: "National City Mortgage Co., as Servicer, in trust for the Purchaser of Fixed and ARM Rate Conventional, FHA or VA Residential Mortgage Loans and various Mortgagors"


Account Number:
               ------------------

Address of office or branch
of the Company at

which Account is maintained:


                                             -----------------------------------


                                             -----------------------------------


                                             -----------------------------------


                                             -----------------------------------



                                             NATIONAL CITY MORTGAGE CO.

                                             Company


                                             By:
                                                    ----------------------------

                                             Name:
                                                    ----------------------------

                                             Title:
                                                    ----------------------------



                                     D-1-1

                                   EXHIBIT D-2

                       CUSTODIAL ACCOUNT LETTER AGREEMENT


                                                         _________________, 200_


To:
         ------------------------------------------------

         ------------------------------------------------

         ------------------------------------------------
         (the "Depository")


                  As Company under the Flow Master Seller's Warranties and Servicing Agreement, dated as of ________________________, Conventional Residential Mortgage Loans (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "National City Mortgage Co., as Servicer, in trust for the Purchaser of Fixed and ARM Rate Conventional, FHA or VA Residential Mortgage Loans and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.



                                             NATIONAL CITY MORTGAGE CO.


                                             Company


                                             By:
                                                    ----------------------------

                                             Name:
                                                    ----------------------------

                                             Title:
                                                    ----------------------------

                                             Date:
                                                    ----------------------------



                                     D-2-1

                  The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").



                                             -----------------------------------
                                             Depository

                                             By:
                                                    ----------------------------

                                             Name:
                                                    ----------------------------

                                             Title:
                                                    ----------------------------

                                             Date:
                                                    ----------------------------



                                     D-2-2

                                   EXHIBIT E-1

                          ESCROW ACCOUNT CERTIFICATION


                                                        __________________, 200_


                  National City Mortgage Co. hereby certifies that it has established the account described below as an Escrow Account pursuant to Section
4.06 of the Flow Master Seller's Warranties and Servicing Agreement, dated as of February 24, 2004.

Title of Account: "National City Mortgage Co., as Servicer, in trust for the Purchaser of Fixed and ARM Rate Conventional, FHA or VA Residential Mortgage Loans and various Mortgagors"


Account Number:
               ------------------

Address of office or branch
of the Company at
which Account is maintained:
                                             -----------------------------------


                                             -----------------------------------


                                             -----------------------------------


                                             -----------------------------------



                                             NATIONAL CITY MORTGAGE CO.

                                             Company


                                             By:
                                                    ----------------------------

                                             Name:
                                                    ----------------------------

                                             Title:
                                                    ----------------------------



                                     E-1-1

                                   EXHIBIT E-2

                         ESCROW ACCOUNT LETTER AGREEMENT


                                                       ___________________, 200_



To:
         ------------------------------------------------

         ------------------------------------------------

         ------------------------------------------------
         (the "Depository")


                  As Company under the Flow Master Seller's Warranties and Servicing Agreement, dated as of _________________, Conventional Residential Rate Mortgage Loans (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as "National City Mortgage Co., as Servicer, in trust for the Purchaser of Fixed and ARM Rate Conventional, FHA or VA Residential Mortgage Loans and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                             NATIONAL CITY MORTGAGE CO.

                                             Company


                                             By:
                                                    ----------------------------

                                             Name:
                                                    ----------------------------

                                             Title:
                                                    ----------------------------

                                             Date:
                                                    ----------------------------



                                     E-2-1

                  The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").



                                             -----------------------------------
                                             Depository

                                             By:
                                                    ----------------------------

                                             Name:
                                                    ----------------------------

                                             Title:
                                                    ----------------------------

                                             Date:
                                                    ----------------------------



                                     E-2-2

                                    EXHIBIT F

                            MONTHLY REMITTANCE ADVICE

                                    EXHIBIT G

                                    EXHIBIT H

                             UNDERWRITING GUIDELINES

                                    EXHIBIT I

                         COMPANY'S OFFICER'S CERTIFICATE


                  I, ___________________________ hereby certify that I am the duly elected ____________________ of [COMPANY], a ___________________ (the
"Company"), and further certify, on behalf of the Company as follows:

                  1. Attached hereto as Attachment I are a true and correct copy of the [Certificate of Incorporation and by-laws] [Certificate of limited partnership and limited partnership agreement] of the Company as are in full force and effect on the date hereof.

                  2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Company are pending or contemplated.

                  3. Each person who, as an officer or attorney-in-fact of the Company, signed (a) the Flow Master Seller's Warranties and Servicing Agreement (the "Purchase Agreement"), dated as of _______________, by and between the Company and __________________ (the "Purchaser"); (b) the Trade Confirmation, dated ____________ 2004, between the Company and the Purchaser (the "Trade Confirmation"); and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Purchase Agreement and the Trade Confirmation was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Company on ____________, 2004 (the "Resolutions") with respect to the authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

                  5. Attached hereto as Attachment III is a Certificate of Good Standing of the Company dated ________, 2004. No event has occurred since ____________, 2004 which has affected the good standing of the Company under the laws of the State of ____________.

                  6. All of the representations and warranties of the Company contained in Section 3.01 and 3.02 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

                  7. The Company has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Purchase Agreement and the related Trade Confirmation.

                  All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.


Dated:
        --------------------

               [Seal]


                                             [COMPANY]
                                              (Company)


                                             By:
                                                --------------------------------
                                                Name:
                                                Title: Vice President

                  I, __________________, Secretary of the Company, hereby certify that __________________ is the duly elected, qualified and acting Vice President of the Company and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:
        --------------------

              [Seal]


                                             [COMPANY]
                                              (Company)


                                             By:
                                                --------------------------------
                                                Name:
                                                Title: [Assistant] Secretary

                                    EXHIBIT J

                   [FORM OF OPINION OF COUNSEL TO THE COMPANY]

                                     (Date)


[PURCHASER]

         Re: Mortgage Loan Purchase and Servicing Agreement, dated as of ______, 200_


Gentlemen:

                  I have acted as counsel to [COMPANY], a
_______________________ (the "Company"), in connection with the sale of certain loans by the Company to _____________________ ("the "Purchaser") pursuant to (i) a Flow Master Seller's Warranties and Servicing Agreement, dated as of ______, 2004, between the Company and the Purchaser (the "Purchase Agreement"), (ii) the Custodial Agreement, dated as of February [__], 2004, between the Company and [______________] (the "Custodial Agreement"), and (iii) the Trade Confirmation, dated February [__], 2004, between the Company and the Purchaser (the "Trade Confirmation"). Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

                  In connection with rendering this opinion letter, I, or attorneys working under my direction have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

                  A.       The Purchase Agreement;

                  B.       The Custodial Agreement;

                  C.       The Trade Confirmation;

                  D. The Company's [Certificate of Incorporation and by-laws] [certificate of limited partnership and limited partnership agreement], as amended to date; and

                  D. Resolutions adopted by the Board of Directors of the Company with specific reference to actions relating to the transactions covered by this opinion (the "Board Resolutions").

                  For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Company, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

                  On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

                  1. The Company has been duly [incorporated] [formed] and is validly existing and in good standing under the laws of the State of Ohio with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Company has the corporate power and authority to service the Mortgage Loans, and to execute, deliver, and perform its obligations under the Purchase Agreement, the Custodial Agreement [and the Trade Confirmation] (sometimes collectively, the "Agreements").

                  2. The Purchase Agreement, the Custodial Agreement and the Trade Confirmation have been duly and validly authorized, executed and delivered by the Company.

                  3. The Purchase Agreement, the Custodial Agreement and the Trade Confirmation constitute valid, legal and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

                  4. No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Company of the Purchase Agreement [and the Trade Confirmation], or the consummation of the transactions contemplated by the Purchase Agreement [and the Trade Confirmation], except for those consents, approvals, authorizations or orders which previously have been obtained.

                  5. Neither the servicing of the Mortgage Loans by the Company as provided in the Purchase Agreement, the Custodial Agreement [and the Trade Confirmation,] nor the fulfillment of the terns of or the consummation of any other transactions contemplated in the Purchase Agreement, the Custodial Agreement [and the Trade Confirmation] will result in a breach of any term or provision of the [certificate of incorporation or by-laws] [certificate of limited partnership or limited partnership agreement] of the Company, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Company is a party or by which it is bound,
(ii) any State of New York or federal statute or regulation applicable to the Company, or (iii) any order of any State of Ohio or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company, except in any such case where the default, breach or violation would not have a material adverse effect on the Company or its ability to perform its obligations under the Purchase Agreement.

                  6. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase Agreement.

                  7. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Company thereto as noteholder and mortgagee.

                  The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

                  A. I have assumed that all parties to the Agreements other than the Company have all requisite power and authority to execute, deliver and perform their respective obligations under each of the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

                  B. My opinion expressed in paragraphs 3 and 7 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or ether laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy.

                  C. I have assumed, without independent check or certification, that there are no agreements or understandings among the Company, the Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

                  I am admitted to practice in the State of New York and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of New York and the Federal laws of the United States of America.


                                             Very truly yours,

                                    EXHIBIT K

                         SECURITY RELEASE CERTIFICATION


                  1. Release of Security Interest

                  __________________, hereby relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by J.P. Morgan Mortgage Acquisition Corp. from the Company named below pursuant to that certain Mortgage Loan Purchase and Servicing Agreement, dated as of November [__], 2004, as of the date and time of receipt by _________________ of $__________ for such Mortgage Loans (the "Date and Time of Sale"), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Company named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution



----------------------------------------------------------
                          (Name)




----------------------------------------------------------
                         (Address)




By:
   -------------------------------------------------------

                  2. Certification of Release

                  The Company named below hereby certifies to J.P. Morgan Mortgage Acquisition Corp. that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to J.P. Morgan Mortgage Acquisition Corp., the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans. The Company warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.


                                             Company


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                    EXHIBIT L

                            ASSIGNMENT AND CONVEYANCE


                  On this ____________ day of ______________, 2004, National
City Mortgage Co. ("Company") as the Company under that certain Flow Master Seller's Warranties and Servicing Agreement, dated as of ________________ (the "Agreement") does hereby sell, transfer, assign, set over and convey to ___________________________________________ as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Company in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2.04 of the Agreement, the Company has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Custodial Agreement. The contents of each related Servicing File required to be retained by the Company to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. The Company's possession of any portion of each such Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by the Company shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Company at the will of the Purchaser in such custodial capacity only.

                  The Company confirms to the Purchaser that attached hereto as an Exhibit A is a true and complete copy of the Company's underwriting guidelines as of the date hereof. The Company confirms to the Purchaser that the representation and warranties set forth in Sections 3.01 and 3.02 of the Agreement are true and correct as of the date hereof, and that all statements made in the Company's Officer's Certificates and all Attachments thereto remain complete, true and correct in all respects as of the date hereof, and with respect to this Mortgage Loan Package, the Company makes the following additional representations and warranties to the Purchaser, which additional representations and warranties are hereby incorporated into Section 3.02 of the
Agreement:


         LOAN TYPE:                                [FIXED RATE][ADJUSTABLE RATE]

         Number of Mortgage Loans:                 _________________________

         Original Principal Balance:               $________________________

         Stated Principal Balance:                 $________________________

         Weighted Average Mortgage Interest Rate:  _____%

         Weighted Average Servicing Fee Rate:      _____%

         Weighted Average Mortgage Loan
                  Remittance Rate:                 _____%

         Weighted Average LTV:                     _____%

         Weighted Average Remaining Months
                  to Maturity:                     _______ months

                  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.


NATIONAL CITY MORTGAGE CO.

(Company)


By:
   -------------------------------------------------

Name:
     -----------------------------------------------

Title:
      ----------------------------------------------

                                    EXHIBIT M

                         [Form of Annual Certification]



[Name and address of
master servicer/trustee/depositor
receiving the certification]

Re:      [name of securitization]

         National City Mortgage Co., as [servicer] hereby certifies to the [master servicer] that:

         1. To our knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such report;

         2. To our knowledge, the servicing information required to be provided to the Master Servicer by the Company under the Servicing Agreement has been provided to the Master Servicer;

         3. Based upon the review required by the Servicing Agreement, and except as disclosed in the Annual Statement of Compliance or the Annual Independent Public Accountant's Servicing report, the Company has, as of the last day of the period covered by such reports fulfilled its obligation under the Servicing Agreement; and

         4. The Company has disclosed to the Master Servicer all significant deficiencies relating to the Company's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.


         Capitalized terms used but not defined herein have the meanings ascribed to them in the Flow Master Seller's Warranties and Servicing Agreement, dated as of February 24, 2004 (the "Servicing Agreement"), between J.P. Morgan Mortgage Acquisition Corp and National City Mortgage Co.

                                             National City Mortgage Co.,
                                                  as [servicer]



                                             -----------------------------------
                                             Authorized Signature

                                    EXHIBIT N

                       MASTER SERVICING DEFAULT REPORTING
                             DATA FIELD REQUIREMENTS

Data must be submitted in an Excel spreadsheet format with fixed field names and data type. The Excel spreadsheet should be used as a template CONSISTENTLY every month when submitting data for all loans that are 60 days + delinquent and/or in bankruptcy, foreclosure or REO.


Table: Delinquency

         Name                                                 Type                        Max Character Size
         ----                                                 ----                        ------------------

         Investor Loan #                                      Number                                 10
         Servicer Investor #                                  Text                                    3
         Borrower Name                                        Text                                   20
         Address                                              Text                                   30
         State                                                Text                                    2
         Zip                                                  Text                                    5
         Due Date                                             Date/Time                               8
         Loan Type                                            Text                                    8
         BK Filed Date                                        Date/Time                               8
         BK Chapter                                           Text                                    6
         BK Case Number                                       Text                           30 Maximum
         Post Petition Due                                    Date/Time                               8
         Motion for Relief                                    Date/Time                               8
         Lift of Stay                                         Date/Time                               8
         BK Discharge/Dismissal Date                          Date/Time                               8
         Loss Mit Approval Date                               Date/Time                               8
         Loss Mit Type                                        Text                                    5
         Loss Mit Code                                        Number                                  2
         Loss Mit Estimated Completion Date                   Date/Time                               8
         Loss Mit Actual Completion Date                      Date/Time                               8
         FC Approval Date                                     Date/Time                               8
         File Referred to Attorney                            Date/Time                               8
         NOD                                                  Date/Time                               8
         Complaint Filed                                      Date/Time                               8
         Scheduled Sale Date                                  Date/Time                               8
         Actual Sale Date                                     Date/Time                               8
         F/C Sale Amount                                      Currency                                8
         Eviction Start Date                                  Date/Time                               8
         Eviction Completed Date                              Date/Time                               8
         List Price                                           Currency                                8
         List Date                                            Date/Time                               8
         Accepted Offer Price                                 Currency                                8
         Accepted Offer Date                                  Date/Time                               8
         Estimated REO Closing Date                           Date/Time                               8
         Actual REO Sale Date                                 Date/Time                               8
         Occupant Code                                        Text                                   10
         Property Condition Code                              Text                                    2

         Property Inspection Date                             Date/Time                               8
         Property Value Date                                  Date/Time                               8
         Current Property Value                               Currency                                8
         Repaired Property Value                              Currency                                8
         Current LTV                                          Currency                                8
         FNMA Delinquent Status Code                          Text                                    2
         FNMA Delinquent Reason Code                          Text                                    3

         IF APPLICABLE:
         MI Cancellation Date                                 Date/Time                               8
         MI Claim Filed Date                                  Date/Time                               8
         MI Claim Amount                                      Currency                                8
         MI Claim Reject Date                                 Date/Time                               8
         MI Claim Resubmit Date                               Date/Time                               8
         MI Claim Paid Date                                   Date/Time                               8
         MI Claim Amount Paid                                 Currency                                8
         Pool Claim Filed Date                                Date/Time                               8
         Pool Claim Amount                                    Currency                                8
         Pool Claim Reject Date                               Date/Time                               8
         Pool Claim Paid Date                                 Date/Time                               8
         Pool Claim Amount Paid                               Currency                                8
         Pool Claim Resubmit Date                             Date/Time                               8
         FHA Part A Claim Filed Date                          Date/Time                               8
         FHA Part A Claim Amount                              Currency                                8
         FHA Part A Claim Paid Date                           Date/Time                               8
         FHA Part A Claim Paid Amount                         Currency                                8
         FHA Part B Claim Filed Date                          Date/Time                               8
         FHA Part B Claim Amount                              Currency                                8
         FHA Part B Claim Paid Date                           Date/Time                               8
         FHA Part B Claim Paid Amount                         Currency                                8
         VA Claim Filed Date                                  Date/Time                               8
         VA Claim Paid Date                                   Date/Time                               8
         VA Claim Paid Amount                                 Currency                                8

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:


         o        ASUM- Approved Assumption

         o        BAP- Borrower Assistance Program

         o        CO- Charge Off

         o        DIL- Deed-in-Lieu

         o        FFA- Formal Forbearance Agreement

         o        MOD- Loan Modification

         o        PRE- Pre-Sale

         o        SS- Short Sale

         o        MISC- Anything else approved by the PMI or Pool Insurer

Alternative Loss Mitigation Types to those above are acceptable, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

         o        Mortgagor

         o        Tenant

         o        Unknown

         o        Vacant

The Property Condition field should show the last reported condition of the property. The acceptable codes are:

         o        Damaged

         o        Excellent

         o        Fair

         o        Gone

         o        Good

         o        Poor

         o        Special Hazard

         o        Unknown

The FNMA Delinquent Reason Code field should show the Reason for Default. The following FNMA Delinquency Reason Codes to be used are below.

                      Delinquency Code         Delinquency Description
                      ----------------         -----------------------
                      001                      FNMA-Death of principal mortgagor
                      002                      FNMA-Illness of principal mortgagor
                      003                      FNMA-Illness of mortgagor's family member
                      004                      FNMA-Death of mortgagor's family member
                      005                      FNMA-Marital difficulties
                      006                      FNMA-Curtailment of income
                      007                      FNMA-Excessive Obligation
                      008                      FNMA-Abandonment of property
                      009                      FNMA-Distant employee transfer
                      011                      FNMA-Property problem
                      012                      FNMA-Inability to sell property
                      013                      FNMA-Inability to rent property
                      014                      FNMA-Military Service
                      015                      FNMA-Other
                      016                      FNMA-Unemployment
                      017                      FNMA-Business failure
                      019                      FNMA-Casualty loss
                      022                      FNMA-Energy environment costs
                      023                      FNMA-Servicing problems
                      026                      FNMA-Payment adjustment
                      027                      FNMA-Payment dispute
                      029                      FNMA-Transfer of ownership pending
                      030                      FNMA-Fraud
                      031                      FNMA-Unable to contact borrower
                      INC                      FNMA-Incarceration

The FNMA Delinquent Status Code field should show the Status of Default. The following FNMA Delinquency Status Codes to be used are below.

                            Status Code        Status Description
                            -----------        ------------------
                                09             Forbearance
                                17             Pre-foreclosure Sale Closing Plan Accepted
                                24             Government Seizure
                                26             Refinance
                                27             Assumption
                                28             Modification
                                29             Charge-Off
                                30             Third Party Sale
                                31             Probate
                                32             Military Indulgence
                                43             Foreclosure Started
                                44             Deed-in-Lieu Started
                                49             Assignment Completed
                                61             Second Lien Considerations
                                62             Veteran's Affairs-No Bid
                                63             Veteran's Affairs-Refund
                                64             Veteran's Affairs-Buydown
                                65             Chapter 7 Bankruptcy
                                66             Chapter 11 Bankruptcy
                                67             Chapter 13 Bankruptcy

                                    EXHIBIT O

                          CALCULATION OF REALIZED LOSS

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.       The actual Unpaid Principal Balance of the Mortgage Loan.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.      The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.      The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

                          CALCULATION OF REALIZED LOSS

                    [___] Trust: ___________________________

         Prepared by: __________________              Date: _______________

         Phone: ______________________

                 Servicer Loan No.                  Servicer Name                    Servicer Address
                 -----------------                  -------------                    ----------------





         [___]

         Loan No._____________________________

         Borrower's Name:________________________________________________________________________________

         Property
         Address:________________________________________________________________________________________

         LIQUIDATION AND ACQUISITION EXPENSES:

              Actual Unpaid Principal Balance of Mortgage Loan                        $ _______________(1)

              Interest accrued at Net Rate                                             ________________(2)

              Attorney's Fees                                                          ________________(3)

              Taxes                                                                    ________________(4)

              Property Maintenance                                                     ________________(5)

              MI/Hazard Insurance Premiums                                             ________________(6)

              Hazard Loss Expenses                                                     ________________(7)

              Accrued Servicing Fees                                                   ________________(8)

              Other (itemize)                                                          ________________(9)

              _________________________________________                               $ __________________

              _________________________________________                               ____________________

              _________________________________________                               ____________________

              _________________________________________                               ____________________

         TOTAL EXPENSES                                                               $ ______________(10)

         CREDITS:

              Escrow Balance                                                          $ ______________(11)

              HIP Refund                                                              ________________(12)

              Rental Receipts                                                         ________________(13)

              Hazard Loss Proceeds                                                    ________________(14)

              Primary Mortgage Insurance Proceeds                                     ________________(15)

              Proceeds from Sale of Acquired Property                                 ________________(16)

              Other (itemize)                                                         ________________(17)

              _________________________________________                               ____________________

              _________________________________________                               ____________________

         TOTAL CREDITS                                                               $________________(18)

TOTAL REALIZED LOSS (OR Amount OF GAIN)                                              $________________(19)


                                      O-2